UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. Report to Stockholders.

Stone Harbor

Investment Partners

May 31, 2019

Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Investment Grade Fund	16
Stone Harbor Strategic Income Fund	17
Stone Harbor Emerging Markets Debt Allocation Fund	18
Stone Harbor 500 Plus Fund	19
Report of Independent Registered Public Accounting Firm	20
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	21
Stone Harbor High Yield Bond Fund	33
Stone Harbor Local Markets Fund	40
Stone Harbor Emerging Markets Corporate Debt Fund	46
Stone Harbor Investment Grade Fund	51
Stone Harbor Strategic Income Fund	57
Stone Harbor Emerging Markets Debt Allocation Fund	60
Stone Harbor 500 Plus Fund	61
Statements of Assets & Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	72
Stone Harbor High Yield Bond Fund	73
Stone Harbor Local Markets Fund	74
Stone Harbor Emerging Markets Corporate Debt Fund	75
Stone Harbor Investment Grade Fund	76
Stone Harbor Strategic Income Fund	77
Stone Harbor Emerging Markets Debt Allocation Fund	78
Stone Harbor 500 Plus Fund	79
Notes to Financial Statements	80
Additional Information	104
Board Approval of Investment Advisory Agreement	107
Trustees & Officers	110

Stone Harbor Investment Funds Annual Report | May 31, 2019	1

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2019 (Unaudited)

Dear Shareholder,

The past 12-month period ended May 31, 2019 presented a volatile market environment dominated by several persistent macro-economic themes, including divergent economic growth around the world, central bank tightening, and growing geopolitical and trade tensions. Asset class returns were mixed; the S&P 500 index returned 3.78%, while the U.K. and German stock markets declined by 2.57% and 6.97%, respectively. Credit spreads generally widened with investment grade credit spreads wider by 13 basis points (“bps”), U.S. High yield spreads wider by 71 bps, and Emerging Market Debt (“EMD”) spreads wider by 34 bps. The 10-year U.S. Treasury yields declined 58 bps and ended the period at 2.16%, while the German 10-year yields declined 54 bps and ended the period at their all-time lows at -0.20% bps.

The U.S. Federal Reserve (“Fed”) -- prompted by ongoing strength in economic growth, tightening labor markets, and signs of rising inflation pressures -- continued to remove accommodation and raised the Fed Funds rate from 1.75% to 2.5% by the end of 2018. Market consensus at the time was for further rate increases in 2019. Over the seven months ended December 31, 2018, US High Yield spreads rose to 526 bps from 362 bps and EMD spreads rose to 415 bps from 344 bps. In early 2019, the Fed’s monetary policy came under close scrutiny. The perceived restrictive monetary policy and the potential for policy error, combined with not only concerns around imminent recession but also a sharp sell off in the equity market, pushed the Fed to shift to a dovish stance, while hinting at the possibility of policy reversal. We believe this pivot was expressed through pausing rate increases and inserting the word “patient” into their policy description. Through these adjustments, we believe the Fed effectively induced the market to price out future rate increases and loosened overall financial conditions, without actually lowering short-term interest rates. Trade tensions continued to grow over the first five months of 2019, but it was the potential change in direction of monetary policy that dominated market sentiment during the period, in our view. As a consequence, the U.S. 10-year yields fell by 54 bps to 2.16%, the S&P rallied 10.7% and US High Yield spreads narrowed by 93 bps to 433 bps. EMD spreads lagged this rally as trade tensions constrained the narrowing of spreads to 37 bps. EMD spreads ended the year at 378 bps.

In Europe, growth moderated significantly during the second half of 2018 and averaged 0.15% per quarter. While Eurozone Purchasing Managers’ Index (“PMI”) remained in positive territory at 51.8, this compared unfavorably to the levels seen twelve months earlier. Weakness was most pronounced in the manufacturing sector where the PMI fell to 47.7%, suggesting a manufacturing recession may have begun. The European Central Bank, which had maintained its course of ending quantitative easing in 2018, began to soften its rhetoric about future growth, lowering its GDP forecasts and setting the stage for a third targeted long-term refinancing operations in the latter half of 2019. Faced with signs of nascent wage inflation, U.K.’s Monetary Policy Committee (“MPC”) moved the base rate higher to 0.75% in August 2018. However, given deepening concerns around global growth and an absence of an exit deal with the E.U., the MPC refrained from further rate increases.

In EMs, credit spreads also recovered in early 2019 from 2018 levels as a more patient Fed and a likely postponement of monetary tightening in Europe served as a constructive backdrop for EM risk and flows into EMs. But spreads widened again at the end of the reporting period as trade tensions escalated.

Looking forward, we believe a combination of weak global money supply growth, weaker global trade and rising trade tensions suggest that growth will continue in a softer vein and that the asymmetries around these uncertainties appear to lie largely on the downside. Having said that, the U.S. yield curve -- with 2-year yields 65 bps below the Fed funds target rate -- suggests that the Treasury market is likely priced for a high probability of recession. While the structural growth picture argues for a longer-term lower rate environment, the current pricing as of the date of this report suggests that some near-term risk to higher yields exists. Overall, credit spreads have performed well against a weaker economic backdrop and rising trade tensions. It is likely that they have been supported by the lower yield environment.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

Following the broad-based sell-off that began in August 2018, market sentiment around EMs improved in early 2019. The rebound was stimulated by signs of possible progress in the U.S. – China trade war, a reversal of the Fed’s hiking bias, and low global inflation on balance. For EMs, the global growth outlook and sizing the impact of the ongoing U.S. – China trade tensions overshadowed domestic fundamentals during much of the reporting period. Total returns across all EM asset classes for the reporting period were positive, with external sovereign and corporate debt performing inline. Local currency debt returned relatively modest positive performance, driven by a strong local rates market but EM currencies underperformed the recovery in EM credit and local yields. Credit spreads also recovered in early 2019 from end of 2018 levels, but widened again at the end of the review period as trade tensions escalated. Market volatility increased across risk assets by the end of the reporting period and investors recalibrated their outlooks to reflect the possibility of a more severe outcome from the trade war. Nevertheless, EMD drew inflows for the first five months of the year, with hard currency mandates absorbing the majority of the allocations.

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Stone Harbor Investment Funds	Shareholder Letter

May 31, 2019 (Unaudited)

Domestic developments were anchored by strong policy reactions across many EM countries, but particularly in Angola, Argentina, Brazil, Ecuador, and Turkey. Angola agreed to $3.7 billion, 3-year Extended Fund Facility with the International Monetary Fund; Argentina engaged with the IMF for $57 billion financing and committed to fiscal consolidation and tight monetary policies; Brazil elected a new president whose finance team proposed significant fiscal reform; Ecuador secured a $4.2 billion IMF financing and additional aid from multilateral agencies totaling $10.2 billion; and Turkey instituted a policy rate hike of 1600 bps.

The JP Morgan EMBI Global Diversified spread widened 34 bps, ending the reporting period at a spread of 378 bps and returning 7.46%. The JP Morgan CEMBI Broad Diversified spread widened 35 basis points, ending the period at a spread of 320 bps and returning 7.38%. The JP Morgan GBI-EM Global Diversified returned 0.35%.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 12-month period ended May 31, 2019 was 3.82% (net of expenses) and 4.53% (gross of expenses). This performance compares to a benchmark return of 7.46% for the JPMorgan EMBI Global Diversified Index.

The Fund underperformed its benchmark primarily as a result of country selection, but issue selection decisions also detracted from relative returns. Off-benchmark exposure in hard currency corporate bonds detracted from performance, while exposure in local currency sovereign bonds enhanced excess returns. Duration-adjusted returns that are explained by U.S. Treasury movements were positive, while miscellaneous differences that represent pricing differences, among other factors, were negative.

The top detractor from performance was an overweight in Argentina. Despite IMF support and the government’s commitment to economic reform, market pricing of Argentina assets diverged during the period. After strong gains in the early part of 2019, volatility returned to Argentina’s bond and currency markets in March in reaction to weaker developed market growth and rising concerns of higher-than-expected inflation. We believe that Argentina’s government has the will to follow through on macroeconomic reforms under a $57 billion IMF program. We also believe that the government’s efforts so far are having the desired effect on helping to reduce inflation and control fiscal spending. However, uncertainty ahead of the upcoming elections in October 2019 remain a key source of market volatility. The portfolio’s position in Venezuela also detracted from performance, but recovered to a large degree as Venezuela debt returns rose sharply in January 2019. In Central Europe, Middle East, and Africa (“CEEMEA”), overweights in select countries, whose bonds typically have higher sensitivity to price moves in the broader market, also detracted from excess returns. Examples of these countries included Egypt, Ukraine, and Zambia. In Asia, an underweight in Philippines further detracted from performance.

Positive contributors to relative returns included an overweight in Ecuador and issue selection in Angola. In both countries, the willingness to commit to IMF programs and the related financial reforms, led to outperformance, in our view. Off-benchmark exposure to local currency debt in Egypt and hard currency corporate debt in Brazil were also positive contributors to relative returns.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $90 thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $12.7 million and $3.2 million in unrealized depreciation for an increase in operations of $9.5 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 12-month period ended May 31, 2019 was -2.60% (net of expenses) and -1.70% (gross of expenses). This performance compares to a benchmark return of 0.34% for the JPMorgan GBI-EM Global Diversified. Contributions to the index total return from foreign currency exchange ("FX") spot transactions and duration were -5.75% and 6.47%, respectively. The Fund’s underperformance was primarily driven by duration positioning in select countries. Issue selection, taxes, and other considerations also detracted from performance, as did miscellaneous differences, which represent pricing differences among other factors.

The largest sources of underperformance included an overweight in the Argentina peso and an overweight in duration in Turkey. In Argentina, the market lost patience with the government’s gradual approach to fiscal and economic reform early in 2018, leading to sharp depreciation in the peso relative to the U.S. dollar later in the year despite a policy mix that we viewed favorably. In Turkey, political developments led to significant pressure on the lira that forced the country’s central bank to eventually hike its policy rate, despite resistance from the incumbent president Erdogan. Given the delay in the policy action, the Fund’s overweight duration detracted from relative performance.

Stone Harbor Investment Funds Annual Report | May 31, 2019	3

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2019 (Unaudited)

Other detractors from performance included duration overweights in Indonesia, Mexico, and Russia, each of which underperformed in response to domestic developments. In Mexico, local bond price volatility escalated ahead of important presidential elections during the reporting period. Trade tensions between the U.S. and China and their potentially negative implications for growth in the region adversely impacted Indonesia’s local bonds. Finally in Russia, the threat of U.S. sanctions on Russian sovereign debt resulted in a sell-off in local debt in August 2019. An underweight in Thailand’s baht, which tends to perform well in weak market environments, also detracted from performance.

Some of the negative attribution was offset by positive contributions from currency overweights in Egypt, Indonesia, and Mexico, and currency underweights in Hungary, Malaysia, and Romania. A duration overweight in Poland was also a positive contributor to performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net notional exposure to these derivatives of approximately $2.6 million. Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $16.3 million and $6.4 million in unrealized appreciation, for a decrease in operations of $9.9 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 12-month period ended May 31, 2019 was 5.71% (net of expenses) and 6.72% (gross of expenses). This performance compares to a benchmark return of 7.38% for the JPMorgan CEMBI Broad Diversified Index. The index spread over comparable maturity U.S. Treasury securities widened by 35 bps, ending the period at 320 bps. The investment grade sub-sector outperformed, returning 8.39%, while the high yield sub-sector returned 6.07%. Returns from the major EM regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were positive. Top country performers included Belarus (+11.83%), Czech Republic (+11.70%), and Brazil (+8.86%); the bottom performers included Jamaica (-19.48%), Kazakhstan (-1.98%), and Zambia (-0.55%).

The Fund underperformed its benchmark due to both country exposures and issue selection decisions. The top detractor from performance was an overweight exposure in Turkey. Turkey’s sub-index declined throughout much of the period in response to weakness in the lira, geopolitical tensions, concerns over lower growth, and rising non-performing loans in the banking sector. Also in Central and Eastern Europe, Middle East, and Africa (“CEEMEA”), overweight exposures in Kazakhstan and Ukraine, along with an underweight exposure in Qatar, detracted from relative performance. In Kazakhstan, a sharp drop in bond prices of an independent oil exploration and production company led to a significant decline in Kazakhstan’s sub index as oil prices weakened in the final quarter of 2018. On the other hand, an overweight exposure in Brazil contributed positively to returns as Brazilian financial assets rallied on the election of Jair Bolsonaro as president in October 2018 and as his efforts to advance pension reform agenda gained support from key opposition parties.

In terms of issue selection, negative issue selection in CEEMEA, particularly in Kazakhstan and Turkey, detracted most from relative returns. In other regions, issue selection in Argentina, Jamaica, India, and Thailand detracted from performance. Some of this negative attribution was offset by positive issue selection in Brazil, Qatar, UAE, and Ukraine, and South Korea.

From an industry perspective, an underweight in banking and overweights in exploration & production, food and beverage, and gas pipelines enhanced performance. Issue selection in several industries, including food and beverage, gas pipelines, and metals/mining/steel also contributed positively. Issue selection in banking and exploration & production detracted from relative performance.

Attribution from credit rating was negative, with an overweight in B-rated credits detracting the most, along with an overweight in BB-rated credits and an underweight in BBB-rated credits. An overweight in lower quality CCC-rated credits, however, enhanced performance.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Emerging Markets Debt Allocation Fund

The Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund”) performance for the 12-month period ended May 31, 2019 was 0.20% (net of direct and indirect expenses) and 1.05% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of 3.90%.

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Stone Harbor Investment Funds	Shareholder Letter

May 31, 2019 (Unaudited)

Allocations to hard currency sovereign debt were the primary driver of underperformance. In hard currency sovereign debt, the top detractor from performance was Argentina. Despite IMF support and the government’s commitment to economic reform, market pricing of Argentina assets diverged during the period. After strong gains in the early part of 2019, volatility returned to Argentina’s bond and currency markets in March in reaction to weaker developed market growth and rising concerns of higher-than-expected inflation. The portfolio’s position in Venezuela also detracted from performance, but recovered to a large degree as Venezuela debt returns rose sharply in January 2019. In Central Europe, Middle East, and Africa (“CEEMEA”), overweights in select countries, whose bonds typically have higher sensitivity to price moves in the broader market, also detracted from excess returns. Examples of these countries included Egypt, Ghana, Ukraine, and Zambia. Positive contributors to relative returns included an overweight in Ecuador and issue selection in Angola. In both countries, the willingness to commit to IMF programs and the related financial reforms, led to outperformance, in our view.

In local currency debt, sources of negative returns included overweight exposures in Argentina, Brazil, and Turkey, as well as an underweight exposure in Thailand. In Argentina, the market lost patience with the government’s gradual approach to fiscal and economic reform early in 2018, leading to sharp depreciation in the Argentine peso relative to the U.S. dollar later in the year despite a policy mix that we viewed favorably. In Turkey, political developments led to significant pressure on the lira that forced the country’s central bank to eventually hike its policy rate, despite resistance from the incumbent president Erdogan. Given the delay in the policy action, the Fund’s overweight duration detracted from relative performance. On the other hand, issue selection in Argentina was the top positive contributor to relative performance. Overweight exposures in Egypt, Indonesia, and Mexico also enhanced returns.

The Fund generated negative performance from asset allocation decisions, while off-benchmark exposures to U.S. dollar-denominated corporate debt in Brazil contributed positively to performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had no net exposure to these derivatives. Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $5 thousand and $2 thousand in unrealized appreciation, for a decrease in operations of $3 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the 12-months ended May 31, 2019 was 5.36% (net of expenses) and 6.02% (gross of expenses). This compares to a benchmark return of 5.36% for the ICE BofAML US High Yield Constrained Index.

The high yield market experienced strong returns early in the reporting period due to rising corporate earnings, improving credit fundamentals, strong global growth, and elevated equity and oil prices. Lower quality bonds outperformed initially, while higher rated credits were negatively impacted by rising Treasury rates. However, the market declined significantly at the end of the calendar year as rising U.S.- China trade tensions and rising interest rates increased concerns of a softening in global growth. Lower rated credits significantly underperformed during this part of the reporting period. The high yield market experienced a strong rebound over the second half of the reporting period due to a perceived dovish pivot by the Fed in December that led to lower rates and the expectations of future interest rate cuts as opposed to rate hikes. Additionally, the rally benefited from progress in U.S.-China trade negotiations, better than expected corporate earnings, and improving economic data that eased recession concerns.

The high yield portfolio outperformed the benchmark primarily due to positive issue selection, with a smaller contribution from industry selection. Security selection decisions in Chemicals, Cable & Media, Telecommunications, Auto, Paper & Forest Products, and Retail – Food & Drug positively contributed to relative returns, more than offsetting negative contributions from credit selection in Energy, Retail Stores, and Food/Beverage. Positive security selection was driven by being underweight lower-rated credits and being overweight issuers that benefited from mergers and acquisitions. In terms of industry selection, an overweight to Cable & Media and an underweight to Energy contributed to performance. This performance was partially offset by overweights in Chemicals and Paper & Forest products. From a credit quality perspective, an underweight in CCC-rated bonds and strong credit selection in B-rated and CCC-rated securities positively contributed to relative performance, while BB-rated issue selection and the exposure to bank loans modestly detracted from performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Investment Funds Annual Report | May 31, 2019	5

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2019 (Unaudited)

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund”) for the twelve months ended May 31, 2019 5.59% (net of expenses) and 6.10% (gross of expenses). This performance compares to a benchmark return of 6.40% for the Bloomberg Barclays U.S. Aggregate Index. The Fund’s performance was slightly negatively impacted during the period by maintaining an average duration position modestly shorter than that of the benchmark. Over the 12-month period U.S. Treasury rates moved higher initially before falling to lower levels later in the period. The Fund’s sector overweight and underweight positions had virtually no net impact on performance over the period. Security selection decisions in corporate securities were modestly positive over the 12-month period, but were offset by the negative effects of security selection decisions in agency mortgage back securities (“MBS”) passthroughs.

Asset class returns were mixed during the review period; the S&P 500 index returned 3.78%, while the U.K. and German stock markets declined by 2.57% and 6.97%, respectively. Credit spreads generally widened with investment grade credit spreads wider by 13 bps, U.S. High yield spreads wider by 71 bps, and Emerging Market Debt spreads wider by 34 bps. The 10-year US Treasury yields declined 58 bps and ended the period at 2.16%, while the German 10-year yields declined 54 bps and ended the period at their all-time lows at -0.20% bps.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 12-month period ending May 31, 2019 was 3.58% (net of direct and indirect expenses) and 4.28% (gross of direct and indirect expenses). This performance compares to a benchmark return of 6.83% for the Bloomberg Barclays Global Credit Index (Hedged USD). The Fund underperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. Contributions from asset allocation were slightly negative across most sectors, but the most significant negative contributor over the period was the allocation to EM local currency sovereign debt. Within individual portfolio sectors, the Fund experienced outperformance in High Yield while underperforming within the remaining segments, with all three EM debt subsectors providing the weakest performances. In EM hard currency, Argentina, Zambia, and Ukraine generated the largest negative contributions. In the high yield segment, an overweight to the Cable/Media sector and an underweight to the Energy sector both had positive effects. There was also positive security selection within High Yield. The Fund’s duration positioning (short relative to the benchmark) generated a negative contribution during the period as developed market government rates moved lower, particularly in 2019.

Asset class returns were mixed during the review period; the S&P 500 index returned 3.78%, while the U.K. and German stock markets declined by 2.57% and 6.97%, respectively. Credit spreads generally widened with investment grade credit spreads wider by 13 bps, US High Yield spreads wider by 71 bps, and EMD spreads wider by 34 bps. The 10-year US Treasury yields declined 58 bps and ended the period at 2.16%, while the German 10-year yields declined 54 bps and ended the period at their all-time lows at -0.20% bps.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $371 thousand. Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $2 thousand and $210 thousand in unrealized depreciation for a decrease in operations of $212 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor 500 Plus Fund

The total return of the Stone Harbor 500 Plus Fund (the “Fund”) for the 12-month period ending May 31, 2019 was 4.18% (net of expenses) and 4.79% (gross of expenses). This performance compares favorably versus the Fund’s benchmark, the S&P 500 Index, which returned 3.78% over the same time period.

The Fund’s strategy of purchasing Standard & Poor’s (“S&P”) futures, in an attempt to replicate the performance of the S&P 500 Index, while investing the remainder of the Fund’s cash in a portfolio of fixed income instruments designed to outperform U.S. Dollar 3-month LIBOR proved advantageous during the period. The 104 bps of performance above the S&P 500 Index on a gross basis can be attributed to two key areas: 1) overlay portfolio and 2) the index replication. The overlay portfolio, which comprises mainly floating rate or short weighted average life fixed rate securitized bonds (i.e., less than 3-year weighted average life), outperformed 3-month LIBOR by approximately 59 bps during the review period. The majority of that performance resulted from spread tightening in the non-agency residential and commercial mortgage backed bonds in the portfolio. At the end of May, the Fund was allocated approximately 39% to non-agency residential mortgage-backed securities (RMBS), 38% to commercial mortgage-backed securities (CMBS), 15% to asset backed securities (ABS), and 8% cash, which resulted in a yield-to-maturity of 3.40% and AA rated average credit quality. The Fund’s index replication strategy outperformed the S&P 500 Index by 45 bps over the time period due to advantageous pricing and rolling of S&P futures.

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Stone Harbor Investment Funds	Shareholder Letter

May 31, 2019 (Unaudited)

As credit spreads tightened during last summer, we avoided the temptation to move down the credit spectrum to maintain the portfolio’s spread over 3-month LIBOR. By accepting a lower average portfolio spread to LIBOR, we were able to maintain the portfolio’s AA average rating. This proved advantageous in October and November 2018 when credit spreads widened due to concerns regarding potential trade wars, flattening yield curve, and pace of Fed tightening. In early 2019, we were able to deploy existing cash and cash generated from paydowns and maturities into the wider spreads available in the securitized market, increasing the portfolio’s spread to 3-month LIBOR while maintaining the high credit quality of the portfolio.

The Fund uses various derivative instruments to implement its strategies. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $79 thousand. Over the course of the period, these derivative positions generated a net realized loss of approximately $85 thousand and $108 thousand in unrealized appreciation for an increase in operations of $23 thousand.

Sincerely,

Peter J. Wilby

President

The information discussed in this commentary is as of the date of publication and is subject to change. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors or countries mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation.

Stone Harbor Investment Funds Annual Report | May 31, 2019	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

May 31, 2019 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2018 and held until May 31, 2019.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	8.87%	$1,000.00	$1,088.70	0.71%	$3.70
STONE HARBOR HIGH YIELD BOND FUND	5.12	1,000.00	1,051.20	0.66	3.38
STONE HARBOR LOCAL MARKETS FUND	3.76	1,000.00	1,037.60	0.90	4.57
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	7.69	1,000.00	1,076.90	1.01	5.23
STONE HARBOR INVESTMENT GRADE FUND	6.55	1,000.00	1,065.50	0.51	2.63
STONE HARBOR STRATEGIC INCOME FUND	5.56	1,000.00	1,055.60	0.06	0.31
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	6.05	1,000.00	1,060.50	0.06	0.31
STONE HARBOR 500 PLUS FUND	0.78	1,000.00	1,007.80	0.61	3.05

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$1,000.00	$1,021.39	0.71%	$3.58
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.64	0.66	3.33
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.44	0.90	4.53
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,019.90	1.01	5.09
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.39	0.51	2.57
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.63	0.06	0.30
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.63	0.06	0.30
STONE HARBOR 500 PLUS FUND	5.00	1,000.00	1,021.89	0.61	3.07

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365. Note this expense example is typically based on a six-month period.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Country Breakdown(1)%
Argentina	6.48%
Mexico	5.19%
Brazil	5.02%
Russia	4.91%
Indonesia	4.80%
Egypt	4.42%
China	4.19%
Kazakhstan	3.63%
Turkey	3.33%
Saudi Arabia	3.03%
Chile	2.58%
Colombia	2.57%
Angola	2.43%
Qatar	2.39%
Dominican Republic	2.31%
Ecuador	2.29%
Sri Lanka	2.25%
Ukraine	2.10%
Nigeria	2.01%
Venezuela	1.96%
Ghana	1.81%
Uruguay	1.77%
Bahrain	1.69%
South Africa	1.59%
Romania	1.50%
El Salvador	1.44%
Peru	1.37%
Malaysia	1.36%
Oman	1.31%
Ivory Coast	1.31%
Lebanon	1.24%
Kenya	0.90%
United Arab Emirates	0.82%
United States	0.81%
Iraq	0.71%
Pakistan	0.65%
Panama	0.62%
Paraguay	0.62%
Azerbaijan	0.53%
Bolivia	0.50%
Zambia	0.42%
New Guinea	0.42%
Belarus	0.42%
Senegal	0.41%
Benin	0.40%
Cameroon	0.36%
Hungary	0.34%
Thailand	0.23%
Morocco	0.20%
Tunisia	0.18%
Jordan	0.16%
India	0.04%
Georgia	0.03%
Jamaica	0.00%
Total	94.05%
Short Term Investments	6.38%
Other Liabilities in Excess of Assets	-0.43%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND

Industry Breakdown	%
Media Cable	8.18%
Exploration & Production	7.78%
Healthcare	7.13%
Food and Beverage	5.78%
Chemicals	4.76%
Technology	4.18%
Media Other	4.15%
Electric	3.62%
Gaming	3.45%
Containers/Packaging	3.43%
Consumer Products	3.41%
Paper/Forest Products	3.26%
Building Products	3.21%
Gas Pipelines	2.98%
Industrial Other	2.90%
Drillers/Services	2.80%
Wireless	2.72%
Pharmaceuticals	2.60%
Automotive	2.40%
Metals/Mining/Steel	2.07%
Services Other	1.85%
Satellite	1.67%
Retail Food/Drug	1.50%
Diversified Manufacturing	1.48%
Textile/Apparel	1.20%
Wirelines	1.13%
Retail Non Food/Drug	1.03%
Financial Other	0.79%
Leisure	0.78%
Aerospace/Defense	0.70%
Construction Machinery	0.68%
Transportation Non Air/Rail	0.49%
Apparel	0.48%
Environmental Services	0.48%
Environmental Control	0.48%
Transportation	0.00%
Total	95.55%
Short Term Investments	4.23%
Other Assets in Excess of Liabilities	0.22%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Annual Report | May 31, 2019	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2019 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Country Breakdown(1)%
Mexico	13.32%
Indonesia	11.80%
Russia	11.39%
South Africa	10.71%
Brazil	6.93%
Colombia	5.38%
Poland	4.86%
Thailand	4.69%
Chile	4.16%
Turkey	3.56%
Malaysia	2.64%
Czech Republic	2.24%
Peru	2.09%
Argentina	1.10%
Uruguay	0.62%
Egypt	0.45%
Ukraine	0.40%
Kazakhstan	0.23%
Total	86.57%
Short Term Investments	0.32%
Other Assets in Excess of Liabilities	13.11%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Industry Breakdown	%
Electric	12.28%
Exploration & Production	11.99%
Telecommunications	8.26%
Metals/Mining/Steel	6.05%
Banks	4.39%
Financial/Lease	4.28%
Iron/Steel	4.14%
Oil&Gas	3.57%
Chemicals	3.29%
Capital Goods	3.10%
Food/Bev/Tobacco	2.89%
Gas Pipelines	2.81%
Wireless	2.33%
Retail Food/Drug	1.80%
Sovereign	1.73%
Real Estate	1.59%
Industrial Other	1.55%
Services Other	1.51%
Home Builders	1.50%
Airlines	1.48%
Pharmaceuticals	1.40%
Pipelines	1.33%
Media Cable	1.21%
Wirelines	1.13%
Packaging&Containers	1.11%
Lodging	1.08%
Gaming	0.89%
Technology	0.89%
Gas Distributors	0.89%
Building Materials	0.84%
Food	0.83%
Retail	0.75%
Mining	0.70%
Forest Products&Paper	0.50%
Automotive	0.50%
Building Products	0.49%
Entertainment	0.49%
Other	0.27%
Commercial Services	0.21%
Transport Other	0.20%
Oil & Gas	0.12%
Total	96.37%
Short Term Investments	2.49%
Other Assets In Excess of Liabilities	1.14%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2019 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Industry Breakdown	%
Government Entity	24.77%
UMBS Collateral	14.33%
Banking	11.85%
FNMA Collateral	6.55%
Financial Other	4.29%
Sovereign	3.05%
Gas Pipelines	2.89%
Electric	2.50%
Real Estate Investment Trust (REITs)	2.41%
Media Cable	2.32%
Automotive	1.85%
Technology	1.61%
Chemicals	1.43%
Wirelines	1.21%
Wireless	1.18%
Transportation Non Air/Rail	1.18%
Non Captive Finance	1.17%
Commercial MBS	1.17%
Food and Beverage	1.03%
Services - Other	0.96%
Retail Non Food/Drug	0.95%
Non Corporate	0.76%
Metals/Mining/Steel	0.74%
Exploration & Production	0.73%
Media Other	0.72%
Restaurants	0.49%
Refining	0.48%
Automobile ABS	0.48%
Healthcare	0.47%
Aerospace/Defense	0.47%
Environmental Services	0.47%
E&P	0.47%
Leisure	0.47%
Building Products	0.44%
Gas Distributors	0.43%
Pharmaceuticals	0.43%
Other ABS	0.42%
Life Insurance	0.25%
Retail Food/Drug	0.22%
Total	97.64%
Short Term Investments	2.45%
Other Assets in Excess of Liabilities	-0.09%
Total Net Assets	100.00%

STONE HARBOR STRATEGIC INCOME FUND

Underlying Fund Breakdown	%
Stone Harbor Emerging Markets Debt Fund	20.38%
Stone Harbor High Yield Bond Fund	30.01%
Stone Harbor Investment Grade Fund	33.04%
Stone Harbor Emerging Markets Corporate Debt Fund	5.16%
Stone Harbor Local Markets Fund	9.67%
Total	98.26%
Short Term Investments	0.51%
Other Assets in Excess of Liabilities	1.23%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Underlying Fund Breakdown	%
Stone Harbor Emerging Markets Debt Fund	49.77%
Stone Harbor Local Markets Fund	50.30%
Total	100.07%
Short Term Investments	0.46%
Other Liabilities In Excess of Assets	-0.53%
Total Net Assets	100.00%

STONE HARBOR 500 PLUS FUND

Industry Breakdown	%
Financial/Lease	44.16%
Other ABS	18.54%
WL Collateral CMO	8.56%
Commercial MBS	7.16%
Other	4.90%
Retail Non Food/Drug	3.87%
Automotive	2.93%
Student Loan ABS	1.93%
Lodging	0.96%
Transport Other	0.58%
Total	93.59%
Short Term Investments	5.36%
Other Assets in Excess of Liabilities	1.05%
Total Net Assets	100.00%

Stone Harbor Investment Funds Annual Report | May 31, 2019	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	8.87%	3.82%	5.09%	3.57%	7.24%	6.53%
JPMorgan EMBI Global Diversified Index	9.11%	7.46%	5.46%	4.67%	7.58%	7.07%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the ICE BofAML US High Yield Constrained Index (ICE BofAML US High Yield Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	5.12%	5.36%	5.66%	2.66%	7.44%	5.99%
ICE BofAML US High Yield Constrained Index	5.16%	5.36%	7.06%	4.38%	9.29%	7.40%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2019	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index – Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Local Markets Fund	3.76%	-2.60%	3.01%	-2.87%	-0.16%
JPMorgan GBI-EM Global Diversified Index	4.39%	0.34%	4.37%	-1.32%	1.55%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index – Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	7.69%	5.71%	4.94%	4.07%	3.57%
JPMorgan CEMBI Broad Diversified Index	7.25%	7.38%	5.39%	4.52%	5.07%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2019	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Investment Grade Fund	6.55%	5.59%	2.25%	2.28%	2.90%
Bloomberg Barclays U.S. Aggregate Index	6.72%	6.40%	2.50%	2.70%	3.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Strategic Income Fund	5.56%	3.58%	3.80%	2.54%	3.38%
Bloomberg Barclays Global Credit Index (Hedged USD)	7.17%	6.83%	4.52%	3.99%	4.54%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2019	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	6.05%	0.20%	3.84%	0.97%
JPMorgan EMBI Global Diversified Index	9.11%	7.46%	5.46%	4.89%
JPMorgan GBI-EM Global Diversified Index	4.39%	0.34%	4.37%	-0.75%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	6.74%	3.90%	4.97%	2.11%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2019 (Unaudited)

STONE HARBOR 500 PLUS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor 500 Plus Fund and S&P 500 Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, January 19, 2017)

	6 Month	1 Year	Since Inception
Stone Harbor 500 Plus Fund	0.78%	4.18%	11.12%
S&P 500 Index	0.74%	3.78%	10.82%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2019	19

Stone Harbor Investment Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Stone Harbor Investment Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Stone Harbor Investment Funds comprising the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund (the “Funds”), including the statements of investments, as of May 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Stone Harbor Investment Funds as of May 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Stone Harbor Investment Funds	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
Stone Harbor Emerging Markets Debt Allocation Fund	For the year ended May 31, 2019	For the years ended May 31, 2019 and 2018	For the years ended May 31, 2019, 2018, 2017, 2016, and for the period October 21, 2014 (commencement of operations) to May 31, 2015
Stone Harbor 500 Plus Fund	For the year ended May 31, 2019	For the years ended May 31, 2019 and 2018	For the years ended May 31, 2019 and 2018 and for the period January 20, 2017 (commencement of operations) to May 31, 2017

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

July 26, 2019

We have served as the auditor of one or more Stone Harbor Investment Partners investment companies since 2008.

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 64.09%
Angola - 2.43%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	15,500,462	$17,224,888	(1)
	USD	6M US L + 4.50%	12/11/23	1,880,000	1,790,813	(1)
	USD	8.25%	05/09/28	4,540,000	4,579,725	(2)
	USD	9.38%	05/08/48	5,826,000	5,874,472	(3)
					29,469,898

Argentina - 6.22%
Provincia Del Chaco	USD	9.38%	08/18/24	999,000	641,857	(2)
Republic of Argentina:
	USD	4.50%	02/13/20	5,567,000	4,802,039
	USD	6.88%	04/22/21	25,085,000	20,820,550
	EUR	7.82%	12/31/33	57,344,923	49,160,012
					75,424,458

Bahrain - 1.69%
Kindgom of Bahrain:
	USD	6.13%	08/01/23	495,000	519,750	(2)
	USD	7.00%	01/26/26	1,000,000	1,062,500	(3)
	USD	7.00%	10/12/28	582,000	615,442	(3)
	USD	6.75%	09/20/29	5,732,000	5,918,290	(3)
	USD	6.75%	09/20/29	2,405,000	2,483,162	(2)
	USD	6.00%	09/19/44	2,676,000	2,395,020	(3)
	USD	6.00%	09/19/44	316,000	282,820	(2)
	USD	7.50%	09/20/47	6,541,000	6,704,525	(3)
	USD	7.50%	09/20/47	500,000	512,500	(2)
					20,494,009

Belarus - 0.42%
Republic of Belarus:
	USD	6.88%	02/28/23	755,000	792,750	(3)
	USD	7.63%	06/29/27	2,805,000	3,046,931	(2)
	USD	6.20%	02/28/30	1,203,000	1,206,008	(2)
					5,045,689

Benin - 0.40%
Republic of Benin	EUR	5.75%	03/26/26	4,380,000	4,850,302	(3)

Bolivia - 0.50%
Republic of Bolivia	USD	4.50%	03/20/28	6,297,000	6,027,111	(2)

Brazil - 2.49%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	7,506,000	8,372,943
	USD	4.63%	01/13/28	114,000	115,819
	USD	4.50%	05/30/29	4,234,000	4,194,666
	USD	8.25%	01/20/34	1,531,000	1,966,286
	USD	5.63%	01/07/41	1,220,000	1,240,020
	USD	5.63%	02/21/47	4,444,000	4,457,066
State of Minas Gerais:
	USD	5.33%	02/15/28	1,665,900	1,736,076	(3)
	USD	5.33%	02/15/28	7,737,300	8,063,234	(2)
					30,146,110

Stone Harbor Investment Funds Annual Report | May 31, 2019	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Cameroon - 0.36%
Republic of Cameroon:
	USD	9.50%	11/19/25	1,964,000	$2,081,594	(3)
	USD	9.50%	11/19/25	2,194,000	2,325,366	(2)
					4,406,960

Colombia - 1.88%
Republic of Colombia:
	USD	8.13%	05/21/24	3,515,000	4,269,987
	USD	4.50%	01/28/26	2,646,000	2,791,530
	USD	4.50%	03/15/29	1,565,000	1,648,336
	USD	5.63%	02/26/44	2,617,000	2,937,582
	USD	5.00%	06/15/45	8,220,000	8,610,450
	USD	5.20%	05/15/49	2,423,000	2,591,399
					22,849,284

Dominican Republic - 2.31%
Dominican Republic:
	USD	7.50%	05/06/21	7,162,667	7,567,357	(2)
	USD	6.60%	01/28/24	1,632,000	1,785,000	(2)
	USD	5.88%	04/18/24	447,000	470,633	(3)
	USD	6.88%	01/29/26	5,395,000	5,995,194	(2)
	USD	6.00%	07/19/28	4,000,000	4,223,520	(3)
	USD	6.00%	07/19/28	3,043,000	3,213,043	(2)
	USD	7.45%	04/30/44	1,587,000	1,781,407	(3)
	USD	6.50%	02/15/48	2,878,000	2,929,200
					27,965,354

Ecuador - 2.10%
Republic of Ecuador:
	USD	7.95%	06/20/24	1,873,000	1,896,375	(2)
	USD	7.95%	06/20/24	1,497,000	1,515,683	(3)
	USD	8.88%	10/23/27	7,578,000	7,630,819	(2)
	USD	7.88%	01/23/28	6,786,000	6,507,027	(2)
	USD	7.88%	01/23/28	5,314,000	5,095,541	(3)
	USD	10.75%	01/31/29	2,607,000	2,857,598	(3)
					25,503,043

Egypt - 3.35%
Republic of Egypt:
	USD	6.13%	01/31/22	2,669,000	2,705,699	(3)
	USD	5.88%	06/11/25	2,066,000	2,010,476	(3)
	EUR	4.75%	04/16/26	1,370,000	1,471,189	(3)
	USD	6.59%	02/21/28	11,550,000	11,015,812	(3)
	EUR	5.63%	04/16/30	550,000	564,510	(2)
	EUR	5.63%	04/16/30	15,013,000	15,409,065	(3)
	EUR	6.38%	04/11/31	4,925,000	5,278,694	(3)
	USD	8.50%	01/31/47	1,666,000	1,643,092	(3)
	USD	8.50%	01/31/47	595,000	586,819	(2)
					40,685,356

El Salvador - 1.44%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	192,674	(3)
	USD	5.88%	01/30/25	3,333,000	3,236,243	(2)
	USD	8.63%	02/28/29	4,277,000	4,729,293	(2)
	USD	8.25%	04/10/32	867,000	926,606	(3)
	USD	8.25%	04/10/32	3,825,000	4,087,969	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of El Salvador: (continued)
	USD	7.63%	02/01/41	4,341,000	$4,346,426	(2)
					17,519,211

Georgia - 0.03%
Republic of Georgia	USD	6.88%	04/12/21	373,000	393,741	(3)

Ghana - 1.55%
Republic of Ghana:
	USD	7.88%	08/07/23	2,278,000	2,389,052	(2)
	USD	7.88%	03/26/27	3,081,000	3,079,075	(3)
	USD	10.75%	10/14/30	3,965,000	4,852,133	(3)
	USD	10.75%	10/14/30	4,547,000	5,564,351	(2)
	USD	8.95%	03/26/51	3,081,000	2,941,215	(3)
					18,825,826

Hungary - 0.34%
Hungary	USD	5.38%	03/25/24	3,683,000	4,082,237

Indonesia - 2.52%
Republic of Indonesia:
	USD	4.75%	01/08/26	2,219,000	2,363,168	(2)
	USD	4.35%	01/08/27	11,271,000	11,741,057	(3)
	USD	4.75%	02/11/29	2,217,000	2,392,143
	USD	8.50%	10/12/35	5,347,000	7,790,178	(2)
	USD	6.63%	02/17/37	692,000	868,737	(2)
	USD	5.25%	01/17/42	1,380,000	1,513,301	(2)
	USD	6.75%	01/15/44	948,000	1,240,008	(2)
	USD	5.13%	01/15/45	1,770,000	1,919,494	(2)
	USD	5.25%	01/08/47	664,000	734,049	(3)
					30,562,135

Iraq - 0.27%
Republic of Iraq:
	USD	6.75%	03/09/23	1,199,000	1,194,504	(3)
	USD	5.80%	01/15/28	2,247,000	2,116,292	(2)
					3,310,796

Ivory Coast - 1.31%
Ivory Coast Government:
	USD	6.38%	03/03/28	3,113,000	2,937,894	(3)
	EUR	5.25%	03/22/30	7,030,000	7,286,026	(2)
	USD	6.13%	06/15/33	2,930,000	2,572,979	(2)
	USD	6.13%	06/15/33	3,478,000	3,054,206	(3)
					15,851,105

Jordan - 0.16%
Kingdom of Jordan:
	USD	7.38%	10/10/47	825,000	787,875	(3)
	USD	7.38%	10/10/47	1,262,000	1,205,210	(2)
					1,993,085

Kenya - 0.90%
Republic of Kenya:
	USD	6.88%	06/24/24	6,541,000	6,679,996	(3)
	USD	7.00%	05/22/27	1,741,000	1,719,242	(3)
	USD	7.25%	02/28/28	1,759,000	1,699,634	(3)

Stone Harbor Investment Funds Annual Report | May 31, 2019	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of Kenya: (continued)
	USD	8.00%	05/22/32	851,000	$833,986	(3)
					10,932,858

Lebanon - 1.24%
Lebanese Republic:
	USD	5.45%	11/28/19	827,000	814,760
	USD	6.15%	06/19/20	1,284,000	1,240,787
	USD	8.25%	04/12/21	3,597,000	3,417,150	(2)
	USD	6.25%	05/27/22	3,822,000	3,295,481
	USD	6.10%	10/04/22	4,578,000	3,905,286
	USD	6.40%	05/26/23	2,406,000	2,010,466
	USD	6.60%	11/27/26	462,000	361,062
					15,044,992

Malaysia - 1.18%
1mdb Global Investments	USD	4.40%	03/09/23	15,200,000	14,349,256	(2)

Mexico - 0.89%
United Mexican States:
	USD	4.75%	03/08/44	2,446,000	2,429,122
	USD	4.35%	01/15/47	8,944,000	8,415,410
					10,844,532

New Guinea - 0.42%
Papua New Guinea Government	USD	8.38%	10/04/28	4,862,000	5,091,195	(3)

Nigeria - 2.01%
Republic of Nigeria:
	USD	6.50%	11/28/27	19,332,000	18,329,152	(3)
	USD	7.14%	02/23/30	382,000	364,810	(3)
	USD	8.75%	01/21/31	540,000	567,000	(3)
	USD	7.70%	02/23/38	5,443,000	5,127,633	(2)
					24,388,595

Oman - 1.31%
Oman Government:
	USD	5.38%	03/08/27	6,395,000	5,827,444	(3)
	USD	5.38%	03/08/27	929,000	846,551	(2)
	USD	5.63%	01/17/28	3,981,000	3,635,151	(3)
	USD	6.50%	03/08/47	3,831,000	3,189,307	(3)
	USD	6.75%	01/17/48	2,776,000	2,366,540	(2)
					15,864,993

Pakistan - 0.65%
Republic of Pakistan:
	USD	6.88%	12/05/27	3,714,000	3,606,721	(2)
	USD	6.88%	12/05/27	3,867,000	3,755,302	(3)
	USD	7.88%	03/31/36	473,000	460,522	(2)
					7,822,545

Panama - 0.41%
Republic of Panama	USD	9.38%	04/01/29	3,372,000	4,972,891

Paraguay - 0.62%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,879,924	(2)

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of Paraguay: (continued)
	USD	6.10%	08/11/44	4,939,000	$5,588,478	(3)
					7,468,402

Peru - 0.21%
Republic of Peru	USD	5.63%	11/18/50	1,956,000	2,564,316

Qatar - 2.39%
State of Qatar:
	USD	4.50%	04/23/28	2,000,000	2,187,500	(3)
	USD	4.00%	03/14/29	5,683,000	5,993,235	(3)
	USD	4.00%	03/14/29	1,146,000	1,208,560	(2)
	USD	5.75%	01/20/42	1,998,000	2,494,004	(3)
	USD	5.10%	04/23/48	3,530,000	4,049,651	(3)
	USD	5.10%	04/23/48	2,911,000	3,339,528	(2)
	USD	4.82%	03/14/49	8,795,000	9,701,985	(2)
					28,974,463

Romania - 1.50%
Republic of Romania:
	EUR	3.88%	10/29/35	2,035,000	2,398,437	(2)
	EUR	3.38%	02/08/38	5,807,000	6,399,874	(2)
	EUR	4.13%	03/11/39	5,529,000	6,558,536
	EUR	4.63%	04/03/49	2,332,000	2,828,654	(3)
					18,185,501

Russia - 4.91%
Russian Federation:
	USD	5.00%	04/29/20	66,000	67,485	(3)
	USD	4.75%	05/27/26	8,000,000	8,384,000	(2)
	USD	4.25%	06/23/27	7,200,000	7,300,800	(2)
	USD	5.10%	03/28/35	10,000,000	10,445,000	(2)
	USD	5.10%	03/28/35	12,800,000	13,369,600	(3)
	USD	5.63%	04/04/42	3,800,000	4,238,900	(2)
	USD	5.25%	06/23/47	15,000,000	15,745,125	(2)
					59,550,910

Saudi Arabia - 1.57%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	5,631,000	5,966,073	(3)
	USD	4.50%	10/26/46	1,296,000	1,287,252	(2)
	USD	5.00%	04/17/49	2,000,000	2,124,000	(3)
	USD	5.00%	04/17/49	9,123,000	9,688,626	(2)
					19,065,951

Senegal - 0.41%
Republic of Senegal:
	USD	6.25%	05/23/33	4,100,000	3,756,625	(3)
	USD	6.75%	03/13/48	1,327,000	1,157,555	(3)
					4,914,180

South Africa - 1.16%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,456,100
	USD	4.67%	01/17/24	1,196,000	1,216,930
	USD	4.88%	04/14/26	6,754,000	6,781,016
	USD	4.85%	09/27/27	1,032,000	1,013,940

Stone Harbor Investment Funds Annual Report | May 31, 2019	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of South Africa: (continued)
	USD	6.30%	06/22/48	1,519,000	$1,570,456
					14,038,442

Sri Lanka - 2.25%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	341,702	(2)
	USD	6.25%	07/27/21	4,631,000	4,646,653	(2)
	USD	5.88%	07/25/22	6,616,000	6,531,513	(3)
	USD	5.75%	04/18/23	4,790,000	4,654,898	(3)
	USD	6.20%	05/11/27	4,940,000	4,546,455	(2)
	USD	6.75%	04/18/28	2,399,000	2,268,554	(3)
	USD	7.85%	03/14/29	4,342,000	4,353,398	(3)
					27,343,173

Tunisia - 0.18%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	1,825,000	1,951,436
	USD	5.75%	01/30/25	200,000	178,250	(2)
					2,129,686

Turkey - 3.33%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	9,400,000	9,189,299	(3)
Republic of Turkey:
	USD	6.25%	09/26/22	9,510,000	9,256,749
	USD	7.25%	12/23/23	1,612,000	1,585,797
	USD	5.75%	03/22/24	5,448,000	5,061,137
	USD	6.00%	03/25/27	6,723,000	6,062,869
	USD	6.13%	10/24/28	6,241,000	5,591,468
	USD	7.63%	04/26/29	1,847,000	1,807,751
	USD	6.88%	03/17/36	2,028,000	1,812,119
					40,367,189

Ukraine - 1.97%
Ukraine Government:
	USD	7.75%	09/01/22	250,000	250,000	(2)
	USD	7.75%	09/01/23	3,284,000	3,213,410	(2)
	USD	7.75%	09/01/25	627,000	596,277	(3)
	USD	7.75%	09/01/26	2,372,000	2,236,796	(3)
	USD	7.75%	09/01/26	2,244,000	2,116,092	(2)
	USD	7.75%	09/01/27	3,027,000	2,828,732	(2)
	USD	9.75%	11/01/28	4,830,000	4,988,907	(3)
	USD	0.00%	05/31/40	12,030,000	7,612,584	(4)
					23,842,798

Uruguay - 1.77%
Republic of Uruguay	USD	4.38%	10/27/27	20,360,576	21,446,813

Venezuela - 0.62%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	6,961,781	(5)
	USD	9.25%	05/07/28	1,927,000	554,013	(5)
					7,515,794

Zambia - 0.42%
Republic of Zambia:
	USD	5.38%	09/20/22	927,000	596,756	(3)
	USD	5.38%	09/20/22	3,998,000	2,573,713	(2)

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of Zambia: (continued)
	USD	8.50%	04/14/24	3,013,000	$1,973,515	(3)
					5,143,984

TOTAL SOVEREIGN DEBT OBLIGATIONS					777,269,169
(Cost $782,642,807)

CORPORATE BONDS - 27.65%
Argentina - 0.27%
Pampa Energia SA	USD	7.50%	01/24/27	1,384,000	1,218,238	(3)
Rio Energy SA	USD	6.88%	02/01/25	2,874,000	2,040,540	(3)
					3,258,778

Azerbaijan - 0.53%
Southern Gas Corridor CJSC	USD	6.88%	03/24/26	2,700,000	3,079,688	(3)
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	2,892,000	3,333,955
					6,413,643

Brazil - 2.54%
Adecoagro SA	USD	6.00%	09/21/27	5,027,000	4,673,049	(3)
CSN Resources SA	USD	7.63%	04/17/26	2,730,000	2,742,831	(3)
Gol Finance, Inc.	USD	7.00%	01/31/25	3,903,000	3,689,760	(3)
JBS Investments GmbH	USD	6.25%	02/05/23	3,032,000	3,085,060	(3)
JBS Investments II GmbH	USD	7.00%	01/15/26	1,127,000	1,193,211	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,899,312	(3)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	425,639	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	5,001,000	4,933,286	(3)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	3,294,000	3,411,349	(3)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	2,347,000	2,371,972
	USD	6.90%	03/19/49	2,371,000	2,365,072
					30,790,541

Chile - 2.58%
Codelco, Inc.:
	USD	4.50%	09/16/25	8,158,000	8,787,594	(3)
	USD	5.63%	10/18/43	1,497,000	1,836,213	(2)
	USD	4.38%	02/05/49	14,519,000	14,990,867	(3)
	USD	4.38%	02/05/49	1,550,000	1,600,375	(2)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,673,558	(2)
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,413,939	(3)
					31,302,546

China - 4.19%
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	14,710,000	15,931,224
Sinopec Group Overseas Development 2017, Ltd.:
	USD	3.63%	04/12/27	4,435,000	4,492,422	(2)
	USD	3.25%	09/13/27	2,520,000	2,492,268	(2)
Sinopec Group Overseas Development 2018, Ltd.	USD	4.25%	09/12/28	26,291,000	27,919,070	(2)
					50,834,984

Colombia - 0.69%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,690,000	6,002,950	(3)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,838,150	(3)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	493,000	480,675	(3)
					8,321,775

Ecuador - 0.19%
EP PetroEcuador via Noble Sovereign Funding I, Ltd.	USD	3M US L + 5.63%	09/24/19	462,737	471,110	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2019	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Petroamazonas EP	USD	4.63%	02/16/20	1,807,500	$1,803,722	(3)
					2,274,832

Ghana - 0.26%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	2,468,000	2,440,235	(3)
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	719,072	(3)
					3,159,307

India - 0.04%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	520,000	479,050

Indonesia - 2.28%
Indo Energy Finance II BV	USD	6.38%	01/24/23	534,000	526,633	(2)
Indonesia Asahan Aluminium Persero PT	USD	5.71%	11/15/23	2,367,000	2,552,301	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	2,507,000	2,436,491	(3)
	USD	5.63%	08/10/37	395,000	391,988	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,094,077	(2)
	USD	5.63%	05/20/43	4,428,000	4,590,153	(2)
	USD	6.45%	05/30/44	7,649,000	8,766,595	(2)
Perusahaan Listrik Negara PT	USD	5.45%	05/21/28	2,300,000	2,482,850	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	48	(4)(6)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	6.50% Cash + 1.00% PIK	12/11/22	3,339,999	3,316,950	(7)
	USD	8.00% PIK	12/11/22	572,282	505,196	(7)
					27,663,282

Jamaica - 0.01%
Digicel Group Two, Ltd.	USD	7.125% Cash + 2.00% PIK%	04/01/24	197,190	51,763	(3)(7)

Kazakhstan - 3.63%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	8,015,000	8,421,761	(3)
	USD	4.75%	04/19/27	5,854,000	6,162,506	(3)
	USD	5.38%	04/24/30	8,797,000	9,543,645	(2)
	USD	5.75%	04/19/47	2,795,000	2,987,156	(3)
	USD	6.38%	10/24/48	8,668,000	9,823,228	(3)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	5,766,782	(3)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	2,076,000	1,368,863	(3)
					44,073,941

Malaysia - 0.17%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	2,000,000	2,084,983

Mexico - 4.30%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,332,617	(3)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	5,559,000	5,524,256	(1)(3)
	USD	3.80%	08/11/26	4,845,000	4,814,719	(1)(2)
Cometa Energia SA de CV	USD	6.38%	04/24/35	4,028,700	4,061,614	(3)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,617,035
	USD	6.88%	08/04/26	10,236,000	10,645,440
	USD	6.50%	03/13/27	4,014,000	4,052,133
	USD	9.50%	09/15/27	1,062,000	1,219,441

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Petroleos Mexicanos: (continued)
	USD	5.35%	02/12/28	6,270,000	$5,856,086
	USD	6.50%	01/23/29	3,003,000	2,968,616
	USD	6.50%	06/02/41	1,183,000	1,072,094
	USD	6.38%	01/23/45	7,307,000	6,446,053
	USD	6.75%	09/21/47	1,682,000	1,524,565
					52,134,669

Morocco - 0.20%
OCP SA	USD	6.88%	04/25/44	2,213,000	2,475,794	(3)

Panama - 0.21%
C&W Senior Financing DAC	USD	6.88%	09/15/27	2,563,000	2,556,593	(3)

Peru - 1.16%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	113,529	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,908,516	2,228,651	(4)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,527,000	2,619,867	(2)
	USD	5.63%	06/19/47	8,470,000	9,089,369	(2)
					14,051,416

Saudi Arabia - 1.45%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	5,306,000	5,491,710	(3)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	6,128,000	6,058,141	(3)
	USD	4.25%	04/16/39	6,150,000	6,074,662	(3)
					17,624,513

South Africa - 0.43%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	3,461,000	3,461,000	(3)
	USD	7.13%	02/11/25	816,000	836,400	(3)
	USD	8.45%	08/10/28	834,000	914,477	(3)
					5,211,877

Thailand - 0.23%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	2,804,000	2,807,505	(1)(3)(8)

Ukraine - 0.13%
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	700,000	709,614	(2)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	900,000	911,031	(2)
					1,620,645

United Arab Emirates - 0.82%
Abu Dhabi Crude Oil Pipeline	USD	4.60%	11/02/47	9,364,000	9,949,250	(3)

Venezuela - 1.34%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	12,430,690	(2)(5)
	USD	6.00%	11/15/26	3,307,000	694,470	(2)(5)
	USD	5.38%	04/12/27	600,000	126,300	(5)
	USD	9.75%	05/17/35	11,517,000	2,994,420	(2)(5)
					16,245,880

TOTAL CORPORATE BONDS					335,387,567
(Cost $339,771,095)

Stone Harbor Investment Funds Annual Report | May 31, 2019	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CREDIT LINKED NOTES - 1.50%
Egypt - 1.06%
Republic of Egypt (Counterparty: Goldman Sachs)	EGP	0.00%	10/08/19	231,000,000	$12,931,308

Iraq - 0.44%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	582,950,889	3,623,102	(6)(9)
	JPY	2.86%	01/01/28	266,120,999	1,703,577	(6)(9)
					5,326,679

TOTAL CREDIT LINKED NOTES					18,257,987
(Cost $20,703,117)

U.S. TREASURY BONDS/NOTES - 0.81%
United States - 0.81%
U.S. Treasury Notes	USD	2.88%	05/15/49	9,192,000	9,772,424

TOTAL U.S. TREASURY BONDS/NOTES					9,772,424
(Cost $9,716,231)

SHORT TERM INVESTMENTS - 6.38%
Money Market Fund - 6.38%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	N/A	77,314,336	77,322,067

TOTAL SHORT TERM INVESTMENTS					77,322,067
(Cost $77,314,979)

Total Investments - 100.43%					1,218,009,214
(Cost $1,230,148,229)
Liabilities in Excess of Other Assets - (0.43)%					(5,235,687)

Net Assets - 100.00%					$1,212,773,527

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of May 31, 2019 was 2.50%

6M US L - 6 Month LIBOR as of May 31, 2019 was 2.52%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2019, the aggregate market value of those securities was $353,832,765, which represents approximately 29.18% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $423,498,955, which represents approximately 34.92% of net assets as of May 31, 2019.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Security is in default and therefore is non-income producing.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(7)	Payment-in-kind securities.
(8)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(9)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2019	Fund Delivering	U.S. $ Value at May 31, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	07/23/19	EUR	3,729,102	USD	3,727,306	$1,796
J.P. Morgan Chase & Co.	07/23/19	USD	108,094,237	EUR	107,323,669	770,568
						$772,364
J.P. Morgan Chase & Co.	07/23/19	EUR	3,933,566	USD	3,939,440	$(5,874)
J.P. Morgan Chase & Co.	07/23/19	USD	8,143,106	EUR	8,164,475	(21,369)
J.P. Morgan Chase & Co.	07/23/19	USD	5,464,290	JPY	5,600,543	(136,253)
						$(163,496)

Stone Harbor Investment Funds Annual Report | May 31, 2019	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2019

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATION ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2019(2)	Notional Amount*** (3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic of Argentina CDS 5Y(4)	Intercontinental Exchange	5.000%	USD	06/20/2024	11.909%	210,000	$48,591	$(45,241)	$3,350
							$48,591	$(45,241)	$3,350

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATION ISSUE - SELL PROTECTION (OVER THE COUNTER)(5)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2019(2)	Notional Amount*** (3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic of Ecuador CDS SR 1Y(6)	Credit Suisse First Boston	5.000%	USD	12/20/2019	3.193%	1,200,000	$11,964	$22,546	$34,510
							$11,964	$22,546	$34,510

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2019(2)	Notional Amount*** (3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic CDS SR 5Y(7)	Goldman Sachs & Co.	1.000%	USD	06/20/2023	8.605%	20,920,000	$(5,012,448)	$2,953,731	$(2,058,717)
							$(5,012,448)	$2,953,731	(2,058,717)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms and utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Argentina Sovereign Debt Obligation, USD denominated 7.50% fixed coupon, 04/22/2026 maturity.
(5)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(6)	Based on Republic of Ecuador Sovereign Debt Obligation, USD denominated 7.88% fixed coupon, 01/23/2028 maturity.
(7)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.65% fixed coupon, 11/03/2028 maturity.

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 88.78%
Aerospace/Defense - 0.70%
TransDigm, Inc.	USD	6.25%	03/15/26	605,000	$618,612	(1)

Automotive - 1.63%
Allison Transmission	USD	4.75%	10/01/27	405,000	390,319	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	525,000	544,687	(1)
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.	USD	6.25%	05/15/26	500,000	511,250	(1)
					1,446,256

Building Products - 3.21%
American Woodmark Corp.	USD	4.88%	03/15/26	585,000	571,837	(1)
Griffon Corp.	USD	5.25%	03/01/22	830,000	828,962
Norbord, Inc.	USD	6.25%	04/15/23	485,000	508,959	(1)
TopBuild Corp.	USD	5.63%	05/01/26	450,000	455,625	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	465,000	475,463
					2,840,846

Chemicals - 4.76%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	400,000	400,000	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	865,000	815,262
Element Solutions, Inc.	USD	5.88%	12/01/25	620,000	631,625	(1)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	485,000	488,638	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	308,000	301,070	(1)
OCI NV	USD	6.63%	04/15/23	715,000	732,875	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	290,000	270,425	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	535,000	573,627	(1)
					4,213,522

Construction Machinery - 0.68%
United Rentals North America, Inc.	USD	6.50%	12/15/26	565,000	600,313

Consumer Products - 3.14%
ACCO Brands Corp.	USD	5.25%	12/15/24	665,000	661,875	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	740,000	732,378	(1)
Prestige Brands, Inc.	USD	6.38%	03/01/24	590,000	609,175	(1)
Revlon Consumer Products Corp.	USD	6.25%	08/01/24	600,000	397,500
Spectrum Brands, Inc.	USD	5.75%	07/15/25	375,000	382,481
					2,783,409

Containers/Packaging - 2.85%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	840,000	833,868	(1)
Berry Global, Inc.:
	USD	5.13%	07/15/23	205,000	207,306
	USD	4.50%	02/15/26	505,000	478,589	(1)
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	510,000	514,080
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	300,000	270,000	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	240,000	216,600	(1)
					2,520,443

Stone Harbor Investment Funds Annual Report | May 31, 2019	33

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Diversified Manufacturing - 0.82%
SPX FLOW, Inc.	USD	5.63%	08/15/24	705,000	$724,387	(1)

Drillers/Services - 2.80%
Apergy Corp.	USD	6.38%	05/01/26	390,000	401,700
Nabors Industries, Inc.	USD	5.50%	01/15/23	760,000	670,472
Rowan Cos., Inc.	USD	7.38%	06/15/25	672,000	518,025
SESI LLC:
	USD	7.13%	12/15/21	765,000	573,750
	USD	7.75%	09/15/24	480,000	319,200
					2,483,147

Electric - 3.62%
Calpine Corp.	USD	5.75%	01/15/25	605,000	586,983
Covanta Holding Corp.	USD	5.88%	07/01/25	685,000	702,125
Dynegy, Inc.	USD	8.00%	01/15/25	535,000	565,763	(1)
NRG Energy, Inc.	USD	5.75%	01/15/28	650,000	682,461
Vistra Operations Co. LLC	USD	5.63%	02/15/27	645,000	665,769	(1)
					3,203,101

Environmental Services - 0.95%
GFL Environmental, Inc.	USD	8.50%	05/01/27	415,000	424,553	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	425,000	420,750	(1)
					845,303

Exploration & Production - 7.78%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	151,000
Antero Resources Corp.	USD	5.00%	03/01/25	510,000	485,775
Diamondback Energy, Inc.	USD	4.75%	11/01/24	575,000	587,219
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	735,000	725,812	(1)
Laredo Petroleum, Inc.:
	USD	5.63%	01/15/22	455,000	420,875
	USD	6.25%	03/15/23	70,000	62,650
Murphy Oil Corp.	USD	5.75%	08/15/25	425,000	426,369
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	603,000	585,224
	USD	6.25%	05/01/26	415,000	369,350	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	540,000	508,885
Range Resources Corp.	USD	5.00%	03/15/23	425,000	399,683
SM Energy Co.:
	USD	6.13%	11/15/22	340,000	330,650
	USD	5.63%	06/01/25	135,000	118,125
Southwestern Energy Co.	USD	6.20%	01/23/25	675,000	630,916
Unit Corp.	USD	6.63%	05/15/21	450,000	425,250
Whiting Petroleum Corp.	USD	6.63%	01/15/26	720,000	661,500
					6,889,283

Food and Beverage - 5.49%
B&G Foods, Inc.	USD	5.25%	04/01/25	805,000	781,353
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	704,000	644,160	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	415,000	410,331	(1)
Dean Foods Co.	USD	6.50%	03/15/23	420,000	243,600	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	1,025,000	1,078,813	(1)

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Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food and Beverage (continued)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	360,000	$363,042	(1)
	USD	5.75%	03/15/25	360,000	365,400	(1)
Post Holdings, Inc.:
	USD	5.50%	03/01/25	400,000	405,000	(1)
	USD	5.00%	08/15/26	270,000	266,625	(1)
Sigma Holdco BV	USD	7.88%	05/15/26	325,000	302,250	(1)
					4,860,574

Gaming - 3.45%
Boyd Gaming Corp.:
	USD	6.38%	04/01/26	280,000	289,478
	USD	6.00%	08/15/26	210,000	212,362
Churchill Downs, Inc.	USD	5.50%	04/01/27	245,000	249,134	(1)
Golden Nugget, Inc.	USD	6.75%	10/15/24	332,000	330,340	(1)
International Game Technology PLC	USD	6.25%	01/15/27	435,000	449,409	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	405,000	433,152	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	730,000	752,813	(1)
Station Casinos LLC	USD	5.00%	10/01/25	355,000	342,575	(1)
					3,059,263

Gas Pipelines - 2.97%
Antero Midstream Partners LP / Antero Midstream Finance Corp.	USD	5.75%	03/01/27	1,005,000	1,015,050	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	400,000	404,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,165,000	1,216,202	(1)
					2,635,252

Healthcare - 5.87%
Bausch Health Cos., Inc.	USD	7.00%	01/15/28	625,000	619,144	(1)
DaVita, Inc.	USD	5.00%	05/01/25	505,000	479,119
Encompass Health Corp.	USD	5.75%	11/01/24	520,000	524,680
HCA, Inc.:
	USD	5.38%	09/01/26	610,000	634,467
	USD	5.63%	09/01/28	700,000	731,290
Hologic, Inc.	USD	4.38%	10/15/25	370,000	367,687	(1)
IQVIA, Inc.	USD	5.00%	05/15/27	510,000	518,624	(1)
Kinetic Concepts, Inc. / KCI USA, Inc.	USD	7.88%	02/15/21	355,000	365,650	(1)
Tenet Healthcare Corp.:
	USD	4.63%	07/15/24	635,000	632,746
	USD	6.25%	02/01/27	315,000	321,694	(1)
					5,195,101

Industrial Other - 1.54%
MasTec, Inc.	USD	4.88%	03/15/23	473,000	479,504
Mueller Water Products, Inc.	USD	5.50%	06/15/26	431,000	436,387	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	455,000	449,313
					1,365,204

Leisure - 0.78%
Cinemark USA, Inc.	USD	4.88%	06/01/23	476,000	479,189

Stone Harbor Investment Funds Annual Report | May 31, 2019	35

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure (continued)
Live Nation Entertainment, Inc.	USD	5.63%	03/15/26	205,000	$210,638	(1)
					689,827

Media Cable - 8.18%
Altice France SA/France	USD	7.38%	05/01/26	650,000	636,594	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	582,000	603,650
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	525,000	526,641	(1)
	USD	5.50%	05/01/26	505,000	518,443	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	565,000	604,550	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	1,490,000	1,367,820
Quebecor Media, Inc.	USD	5.75%	01/15/23	431,000	451,882
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	600,000	594,000	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	400,000	412,420	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	237,768	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	436,450	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	385,000	395,106	(1)
Ziggo BV	USD	5.50%	01/15/27	465,000	455,700	(1)
					7,241,024

Media Other - 4.15%
AMC Networks, Inc.	USD	4.75%	08/01/25	655,000	642,719
Block Communications, Inc.	USD	6.88%	02/15/25	385,000	397,512	(1)
Lions Gate Capital Holdings LLC	USD	6.38%	02/01/24	420,000	431,550	(1)
Netflix, Inc.	USD	4.88%	04/15/28	555,000	549,567
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	575,000	580,750	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	380,000	384,750	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	695,000	687,181	(1)
					3,674,029

Metals/Mining/Steel - 2.07%
Commercial Metals Co.:
	USD	5.75%	04/15/26	410,000	402,312
	USD	5.38%	07/15/27	210,000	192,545
Freeport-McMoRan, Inc.:
	USD	4.55%	11/14/24	419,000	405,383
	USD	5.45%	03/15/43	385,000	330,330
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	495,000	504,900
					1,835,470

Paper/Forest Products - 3.26%
Boise Cascade Co.	USD	5.63%	09/01/24	830,000	834,150	(1)
Cascades, Inc.	USD	5.50%	07/15/22	757,000	758,892	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	565,000	570,650
Mercer International, Inc.	USD	5.50%	01/15/26	733,000	725,487
					2,889,179

Pharmaceuticals - 2.60%
Bausch Health Cos., Inc.	USD	6.13%	04/15/25	735,000	720,668	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	690,000	718,462	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	535,000	358,450	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	434,000	299,460	(1)

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pharmaceuticals (continued)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	210,000	$203,700	(1)
					2,300,740

Retail Food/Drug - 1.50%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC:
	USD	6.63%	06/15/24	545,000	553,175
	USD	5.75%	03/15/25	190,000	184,338
Ingles Markets, Inc.	USD	5.75%	06/15/23	585,000	595,237
					1,332,750

Retail Non Food/Drug - 1.02%
JC Penney Corp., Inc.:
	USD	8.63%	03/15/25	180,000	90,900	(1)
	USD	7.40%	04/01/37	430,000	118,757
Party City Holdings, Inc.	USD	6.63%	08/01/26	700,000	698,250	(1)
					907,907

Satellite - 1.67%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	650,000	650,000
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	460,000	415,150
ViaSat, Inc.	USD	5.63%	04/15/27	405,000	411,881	(1)
					1,477,031

Services Other - 1.85%
Resideo Funding, Inc.	USD	6.13%	11/01/26	615,000	633,450	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	700,000	659,750	(1)
West Corp.	USD	8.50%	10/15/25	435,000	348,000	(1)
					1,641,200

Technology - 3.42%
Entegris, Inc.	USD	4.63%	02/10/26	575,000	575,000	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	590,000	604,018
Qorvo, Inc.	USD	5.50%	07/15/26	525,000	535,500	(1)
Seagate HDD Cayman	USD	4.88%	06/01/27	860,000	822,451
SS&C Technologies, Inc.	USD	5.50%	09/30/27	485,000	489,644	(1)
					3,026,613

Textile/Apparel - 1.68%
Hanesbrands, Inc.	USD	4.63%	05/15/24	580,000	578,550	(1)
Levi Strauss & Co.	USD	5.00%	05/01/25	473,000	484,825
William Carter	USD	5.63%	03/15/27	415,000	425,375	(1)
					1,488,750

Transportation Non Air/Rail - 0.49%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	235,000	237,590	(1)
	USD	6.75%	08/15/24	190,000	195,700	(1)
					433,290

Wireless - 2.72%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,270,000	1,460,500
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	360,000	380,700

Stone Harbor Investment Funds Annual Report | May 31, 2019	37

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless (continued)
T-Mobile USA, Inc. (continued)
	USD	5.38%	04/15/27	540,000	$564,133
					2,405,333

Wirelines - 1.13%
Frontier Communications Corp.	USD	9.00%	08/15/31	595,000	354,025
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	630,000	648,900	(1)
					1,002,925

TOTAL CORPORATE BONDS					78,630,084
(Cost $79,398,944)

BANK LOANS - 6.77%(2)
Automotive - 0.77%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	679,584	680,711

Consumer Products - 0.27%
Revlon Consumer Products Corp. - Initial Term B Loan, Series Initial B	USD	3M US L + 3.50%	09/07/23	290,000	236,108

Containers/Packaging - 0.58%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	536,966	517,769

Diversified Manufacturing - 0.66%
Blount International, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	586,620	588,087

Financial Other - 0.79%
Financial & Risk US Holdings, Inc. (aka Refinitiv) - Initial Dollar Term Loan	USD	1M US L + 3.75%	10/01/25	718,200	701,976

Food and Beverage - 0.30%
Sigma Holdco B.V. (aka Flora Foods) - Facility B2	USD	3M US L + 3.00%	07/02/25	266,828	262,492

Healthcare - 1.27%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	443,163	403,278
RegionalCare Hospital Partners Holdings, Inc. - Term B Loan (First Lien)	USD	1M US L + 4.50%	11/16/25	718,750	718,076
					1,121,354

Industrial Other - 1.36%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	535,147	534,645
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	04/01/24	674,474	671,764
					1,206,409

Technology - 0.77%
Avaya, Inc. - Initial Term Loan	USD	1M US L + 4.25%	12/15/24	690,761	677,234

TOTAL BANK LOANS					5,992,140
(Cost $6,026,365)

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
COMMON/PREFERRED STOCKS - 0.00%(3)
Euronav NV	USD			31	260

TOTAL COMMON/PREFERRED STOCKS					$260
(Cost $0)

WARRANTS - 0.00%(3)(4)
Exploration & Production - 0.00%(3)
Halcon Resources Corp. expires 09/09/2020, strike price $0.010	USD			7,843	60
Midstates Petroleum Co., Inc. expires 04/21/2020, strike price $0.010	USD			3,315	33	(5)

TOTAL WARRANTS					93
(Cost $111)

SHORT TERM INVESTMENTS - 4.23%
Money Market Mutual Funds - 4.23%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	N/A	3,744,108	3,744,483

TOTAL SHORT TERM INVESTMENTS					3,744,483
(Cost $3,744,432)

Total Investments - 99.78%					88,367,060
(Cost $89,169,852)
Other Assets in Excess of Liabilities - 0.22%					194,781

Net Assets - 100.00%					$88,561,841

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of May 31, 2019 was 2.43%

3M US L - 3 Month LIBOR as of May 31, 2019 was 2.50%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $44,127,825, which represents approximately 49.83% of net assets as of May 31, 2019.
(2)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(3)	Amount represents less than 0.005% of net assets.
(4)	Non-income producing security.
(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements

Stone Harbor Investment Funds Annual Report | May 31, 2019	39

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 79.96%
Argentina - 0.76%
Republic of Argentina:
	EUR	7.82%	12/31/33	6,379,617	$5,491,211
					5,491,211

Brazil - 6.17%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/21	77,650,000	20,771,149
	BRL	10.00%	01/01/23	41,480,000	11,361,867
	BRL	10.00%	01/01/25	42,373,000	11,718,281
	BRL	10.00%	01/01/27	2,113,000	586,984
					44,438,281

Chile - 4.16%
Republic of Chile:
	CLP	4.50%	02/28/21	3,960,000,000	5,727,895
	CLP	4.50%	03/01/21	1,580,000,000	2,286,684
	CLP	4.50%	03/01/26	6,000,000,000	9,004,773
	CLP	4.70%	09/01/30	8,410,000,000	12,923,065	(1)
					29,942,417

Colombia - 5.38%
Bogota Distrio Capital	COP	9.75%	07/26/28	18,392,000,000	5,966,730	(2)
Republic of Colombia:
	COP	7.00%	05/04/22	14,800,000,000	4,592,165
	COP	10.00%	07/24/24	27,244,600,000	9,580,731
	COP	7.50%	08/26/26	44,637,000,000	14,233,831
	COP	9.85%	06/28/27	6,358,000,000	2,333,251
	COP	6.00%	04/28/28	6,895,300,000	1,986,739
					38,693,447

Czech Republic - 2.24%
Czech Republic Government:
	CZK	3.85%	09/29/21	11,100,000	504,626
	CZK	2.40%	09/17/25	23,150,000	1,048,938
	CZK	1.00%	06/26/26	100,750,000	4,177,357
	CZK	0.25%	02/10/27	174,800,000	6,832,001
	CZK	2.75%	07/23/29	16,700,000	796,765
	CZK	0.95%	05/15/30	43,920,000	1,756,485
	CZK	4.20%	12/04/36	18,000,000	1,016,785
					16,132,957

Indonesia - 11.81%
Republic of Indonesia:
	IDR	7.00%	05/15/22	131,000,000,000	9,110,936
	IDR	8.38%	03/15/24	53,180,000,000	3,843,044
	IDR	11.00%	09/15/25	86,142,000,000	6,924,254
	IDR	8.38%	09/15/26	90,670,000,000	6,483,008
	IDR	7.00%	05/15/27	46,200,000,000	3,050,414
	IDR	9.00%	03/15/29	212,980,000,000	15,799,840
	IDR	8.75%	05/15/31	11,100,000,000	801,051
	IDR	8.25%	06/15/32	194,000,000,000	13,448,492
	IDR	6.63%	05/15/33	151,142,000,000	9,080,698
	IDR	8.38%	03/15/34	178,010,000,000	12,515,890
	IDR	8.25%	05/15/36	2,900,000,000	200,953

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of Indonesia: (continued)
	IDR	7.50%	05/15/38	58,400,000,000	$3,754,213
					85,012,793

Malaysia - 2.64%
Malaysia Government:
	MYR	3.96%	09/15/25	18,403,000	4,442,543
	MYR	3.91%	07/15/26	12,800,000	3,099,582
	MYR	3.90%	11/30/26	2,855,000	686,753
	MYR	3.73%	06/15/28	10,020,000	2,371,994
	MYR	3.89%	08/15/29	29,400,000	7,075,399
	MYR	4.50%	04/15/30	5,180,000	1,295,773
					18,972,044

Mexico - 8.48%
Mexican Bonos:
	MXN	6.50%	06/10/21	135,600,000	6,736,267
	MXN	8.00%	12/07/23	121,440,000	6,233,122
	MXN	8.00%	09/05/24	29,500,000	1,512,649
	MXN	10.00%	12/05/24	67,270,000	3,758,350
	MXN	5.75%	03/05/26	155,010,000	7,006,446
	MXN	7.50%	06/03/27	390,940,000	19,349,284
	MXN	7.75%	05/29/31	45,295,000	2,241,088
	MXN	7.75%	11/23/34	121,616,000	5,924,840
	MXN	10.00%	11/20/36	47,726,000	2,807,019
	MXN	7.75%	11/13/42	114,450,000	5,449,226
					61,018,291

Peru - 2.09%
Republic of Peru:
	PEN	6.35%	08/12/28	2,250,000	730,473	(1)
	PEN	5.94%	02/12/29	5,110,000	1,610,306	(1)
	PEN	6.95%	08/12/31	10,820,000	3,651,008	(1)
	PEN	6.15%	08/12/32	28,650,000	9,018,260	(1)
					15,010,047

Poland - 4.86%
Republic of Poland:
	PLN	2.50%	04/25/24	8,510,000	2,261,888
	PLN	3.25%	07/25/25	26,520,000	7,311,388
	PLN	2.50%	07/25/26	18,210,000	4,780,677
	PLN	2.75%	10/25/29	78,150,000	20,599,734
					34,953,687

Russia - 11.39%
Russian Federation:
	RUB	6.40%	05/27/20	492,830,000	7,478,395
	RUB	7.60%	04/14/21	713,800,000	10,989,723
	RUB	7.50%	08/18/21	111,490,000	1,712,248
	RUB	7.40%	12/07/22	287,970,000	4,393,985
	RUB	7.75%	09/16/26	1,306,560,000	20,054,279
	RUB	7.95%	10/07/26	133,670,000	2,069,224
	RUB	7.05%	01/19/28	1,106,538,000	16,249,751
	RUB	8.50%	09/17/31	1,176,492,000	18,994,843
					81,942,448

South Africa - 10.70%
Republic of South Africa:
	ZAR	7.75%	02/28/23	128,010,000	8,838,555

Stone Harbor Investment Funds Annual Report | May 31, 2019	41

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Republic of South Africa: (continued)
	ZAR	10.50%	12/21/26	187,440,000	$14,314,280
	ZAR	7.00%	02/28/31	335,180,000	19,370,517
	ZAR	8.88%	02/28/35	7,830,000	505,760
	ZAR	6.25%	03/31/36	434,190,000	21,617,310
	ZAR	6.50%	02/28/41	171,010,000	8,300,977
	ZAR	8.75%	02/28/48	65,920,000	4,083,284
					77,030,683

Thailand - 4.69%
Thailand Government:
	THB	2.55%	06/26/20	86,500,000	2,754,793
	THB	1.20%	07/14/21	142,883,976	4,490,379
	THB	3.85%	12/12/25	163,750,000	5,691,957
	THB	2.88%	12/17/28	364,530,000	12,038,169
	THB	3.78%	06/25/32	156,920,000	5,570,368
	THB	4.68%	06/29/44	78,759,000	3,209,253
					33,754,919

Turkey - 3.57%
European Bank for Reconstruction & Development	TRY	28.50%	07/10/19	14,420,000	2,473,938
Inter-American Development Bank Republic of Turkey:	TRY	25.00%	09/28/20	18,500,000	3,183,585

	TRY	11.00%	03/02/22	9,820,000	1,303,883
	TRY	10.70%	08/17/22	20,300,000	2,632,675
	TRY	12.20%	01/18/23	40,450,000	5,440,319
	TRY	7.10%	03/08/23	22,700,000	2,526,985
	TRY	10.40%	03/20/24	16,856,600	2,038,533
	TRY	8.00%	03/12/25	4,480,000	472,186
	TRY	11.00%	02/24/27	46,380,000	5,573,084
					25,645,188

Ukraine - 0.40%
Ukraine Government	USD	0.00%	05/31/40	4,520,000	2,860,256	(3)

Uruguay - 0.62%
Republic of Uruguay:
	UYU	9.88%	06/20/22	60,782,000	1,687,886	(2)
	UYU	9.88%	06/20/22	28,448,000	789,987	(1)
	UYU	8.50%	03/15/28	83,380,000	1,970,118	(1)
					4,447,991

TOTAL SOVEREIGN DEBT OBLIGATIONS					575,346,660
(Cost $632,535,808)

CORPORATE BONDS - 5.83%
Brazil - 0.76%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	20,035,000	5,451,233	(1)

Kazakhstan - 0.23%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	654,250,000	1,637,695	(1)

Mexico - 4.84%
America Movil SAB de CV	MXN	6.00%	06/09/19	334,130,000	17,045,127
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	118,254,300	5,142,954	(2)

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Petroleos Mexicanos: (continued)
	MXN	7.47%	11/12/26	301,800,000	$12,655,404
					34,843,485

TOTAL CORPORATE BONDS					41,932,413
(Cost $50,266,187)

SHORT TERM INVESTMENTS - 1.83%
Foreign Treasury Bills - 1.51%
Argentina Treasury Bill	ARS	0.00%	06/28/2019	92,200,000	2,447,856	(3)
Egypt Treasury Bill:
	EGP	0.00%	08/06/2019	90,250,000	5,234,392	(3)
	EGP	0.00%	08/20/2019	55,700,000	3,209,688	(3)
					10,891,936

Money Market Fund - 0.32%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	N/A	2,313,872	2,314,104

TOTAL SHORT TERM INVESTMENTS					13,206,040
(Cost $13,250,074)

Total Investments - 87.62%					630,485,113
(Cost $696,052,069)
Other Assets In Excess of Liabilities - 12.38%					89,072,802

Net Assets - 100.00%					$719,557,915

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguay Peso
ZAR	-	South African Rand

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $37,782,145, which represents approximately 5.25% of net assets as of May 31, 2019.

Stone Harbor Investment Funds Annual Report | May 31, 2019	43

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2019

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2019, the aggregate market value of those securities was $25,595,140, which represents approximately 3.56% of net assets.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2019	Fund Delivering	U.S. $ Value at May 31, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	06/28/19	ARS	1,746,281	USD	1,746,092	$189
Citigroup Global Markets	07/29/19	ARS	1,095,229	USD	1,077,124	18,105
J.P. Morgan Chase & Co.	07/29/19	ARS	3,186,068	USD	3,128,373	57,695
J.P. Morgan Chase & Co.	06/04/19	BRL	18,647,281	USD	18,411,968	235,313
J.P. Morgan Chase & Co.	07/02/19	BRL	18,011,161	USD	17,825,267	185,894
J.P. Morgan Chase & Co.	07/19/19	IDR	3,328,081	USD	3,254,851	73,230
J.P. Morgan Chase & Co.	06/11/19	PLN	47,416,493	USD	47,326,890	89,603
J.P. Morgan Chase & Co.	07/08/19	USD	288,472	CZK	287,972	500
J.P. Morgan Chase & Co.	06/14/19	USD	2,590,987	EUR	2,554,840	36,147
Goldman Sachs & Co.	06/26/19	USD	18,328,894	MXN	17,751,738	577,156
Citigroup Global Markets	06/26/19	USD	8,222,143	MXN	7,947,420	274,723
J.P. Morgan Chase & Co.	06/26/19	USD	10,346,156	MXN	10,002,490	343,666
Citigroup Global Markets	06/28/19	USD	5,398,400	PEN	5,286,999	111,402
Goldman Sachs & Co.	06/28/19	USD	17,692,453	ZAR	17,443,049	249,404
						$2,253,027

Citigroup Global Markets	06/28/19	ARS	1,999,767	USD	2,001,844	$(2,077)
J.P. Morgan Chase & Co.	06/28/19	ARS	2,517,505	USD	2,518,855	(1,350)
J.P. Morgan Chase & Co.	06/07/19	BRL	18,446,715	USD	18,472,409	(25,694)
J.P. Morgan Chase & Co.	07/26/19	CLP	260,296	USD	266,686	(6,390)
Goldman Sachs & Co.	07/26/19	CLP	6,575,572	USD	6,740,202	(164,630)
Citigroup Global Markets	06/07/19	COP	8,085,675	USD	8,091,336	(5,661)
Goldman Sachs & Co.	07/08/19	CZK	6,835,218	USD	6,861,910	(26,692)
J.P. Morgan Chase & Co.	07/08/19	CZK	7,484,371	USD	7,512,130	(27,759)
Citigroup Global Markets	07/08/19	CZK	7,493,145	USD	7,525,381	(32,236)
J.P. Morgan Chase & Co.	06/14/19	EUR	883,293	USD	889,148	(5,855)
Goldman Sachs & Co.	06/28/19	HUF	10,370,973	USD	10,695,363	(324,390)
J.P. Morgan Chase & Co.	06/28/19	HUF	12,470,802	USD	12,855,486	(384,684)
J.P. Morgan Chase & Co.	06/26/19	MXN	238,240	USD	245,222	(6,982)
Goldman Sachs & Co.	06/26/19	MXN	493,932	USD	505,642	(11,710)
Citigroup Global Markets	06/28/19	PEN	353,116	USD	357,623	(4,507)
Goldman Sachs & Co.	07/17/19	RUB	2,932,352	USD	2,941,638	(9,286)
J.P. Morgan Chase & Co.	06/21/19	THB	7,352,808	USD	7,366,466	(13,658)
Goldman Sachs & Co.	06/28/19	ZAR	285,791	USD	289,360	(3,569)
J.P. Morgan Chase & Co.	06/04/19	USD	18,440,636	BRL	18,647,281	(206,645)
J.P. Morgan Chase & Co.	06/28/19	USD	2,361,754	HUF	2,366,054	(4,299)
Goldman Sachs & Co.	07/17/19	USD	22,107,289	RUB	22,157,228	(49,939)
J.P. Morgan Chase & Co.	06/21/19	USD	5,516,473	THB	5,548,178	(31,705)
						$(1,349,718)

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2019

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount***	Currency	Fixed Rate	Value	Unrealized Appreciation/ (Depreciation)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	79,845,000	ZAR	7.315%	$33,704	$33,704
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	4,851,000	ZAR	7.285%	1,709	1,709
							$35,413	$35,413

Interest rate swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATION ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic of Argentina CDS 5Y(4)	Intercontinental Exchange	5.000%	USD	06/20/2024	11.909%	3,887,000	$899,397	$(837,399)	$61,998
							$899,397	$(837,399)	$61,998

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms and utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Argentina Sovereign Debt Obligation, USD denominated 7.50% fixed coupon, 04/22/2026 maturity.

See Notes to Financial Statements

Stone Harbor Investment Funds Annual Report | May 31, 2019	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 2.00%
Argentina - 0.27%
Provincia De Buenos Aire	USD	7.88%	06/15/27	50,000	$35,136	(1)

Qatar - 1.73%
State of Qatar:
	USD	5.10%	04/23/48	151,000	173,228	(1)
	USD	4.82%	03/14/49	48,000	52,950	(1)
					226,178

TOTAL SOVEREIGN DEBT OBLIGATIONS					261,314
(Cost $255,498)

CORPORATE BONDS - 94.37%
Algeria - 1.03%
GTH Finance BV	USD	7.25%	04/26/23	125,000	135,000	(1)

Argentina - 3.58%
Pampa Energia SA:
	USD	7.38%	07/21/23	135,000	125,459	(1)
	USD	7.50%	01/24/27	48,000	42,251	(1)
Rio Energy SA	USD	6.88%	02/01/25	203,000	144,130	(1)
Telecom Argentina SA	USD	6.50%	06/15/21	80,000	78,088	(2)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	36,000	33,210	(1)
YPF SA	USD	8.50%	07/28/25	47,000	44,415	(1)
					467,553

Brazil - 9.42%
Adecoagro SA	USD	6.00%	09/21/27	94,000	87,381	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	44,000	47,042	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	68,000	63,580	(1)
CSN Resources SA	USD	7.63%	04/17/26	98,000	98,461	(1)
Gol Finance, Inc.	USD	7.00%	01/31/25	205,000	193,800	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	34,000	33,604	(1)(3)(4)
JBS Investments GmbH	USD	6.25%	02/05/23	96,000	97,680	(1)
JSL Europe SA	USD	7.75%	07/26/24	26,000	25,868	(1)
Klabin Austria GmbH	USD	7.00%	04/03/49	144,000	144,540	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	131,000	129,226	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	105,000	108,741	(1)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	55,000	66,448
	USD	5.75%	02/01/29	16,000	16,170
	USD	6.90%	03/19/49	64,000	63,840
Vale Overseas, Ltd.:
	USD	6.25%	08/10/26	25,000	27,250
	USD	6.88%	11/21/36	25,000	28,099
					1,231,730

Chile - 3.23%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	65,000	65,690	(1)
Colbun SA	USD	4.50%	07/10/24	69,000	71,608	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	57,519	58,666	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.75%	08/01/26	11,000	11,114	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	162,000	163,417	(1)
VTR Finance BV	USD	6.88%	01/15/24	50,000	51,411	(1)
					421,906

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China - 7.79%
Bank of China, Ltd.	USD	5.00%	11/13/24	200,000	$212,759	(2)
CNOOC Finance 2015 USA LLC	USD	4.38%	05/02/28	150,000	160,585
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	198,973	(3)(4)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	196,661
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	103,000	97,592	(2)
Industrial & Commercial Bank of China Ltd.	USD	6.00%	Perpetual	151,000	152,751	(2)(3)(4)
					1,019,321

Colombia - 5.65%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	133,000	140,315	(1)
Bancolombia SA	USD	4.88%	10/18/27	62,000	62,772	(3)
Ecopetrol SA:
	USD	5.38%	06/26/26	56,000	59,791
	USD	7.38%	09/18/43	80,000	97,458
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	231,000	218,872	(1)
Millicom International Cellular SA:
	USD	5.13%	01/15/28	89,000	88,273	(1)
	USD	6.25%	03/25/29	39,000	40,853	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	30,251	(1)
					738,585

Ghana - 2.95%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	129,000	127,549	(1)
Tullow Oil PLC:
	USD	6.25%	04/15/22	194,000	194,560	(1)
	USD	6.25%	04/15/22	64,000	64,185	(2)
					386,294

Guatemala - 0.34%
Energuate Trust	USD	5.88%	05/03/27	44,000	44,408	(1)

Hong Kong - 4.70%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	410,000	405,664	(1)(3)(4)
Goodman HK Finance	USD	4.38%	06/19/24	200,000	208,359
					614,023

India - 4.95%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	200,000	184,250
Bharti Airtel, Ltd.	USD	4.38%	06/10/25	140,000	140,743	(2)
Greenko Dutch BV:
	USD	4.88%	07/24/22	135,000	132,097	(1)
	USD	5.25%	07/24/24	54,000	51,622	(1)
Vedanta Resources Finance II PLC	USD	9.25%	04/23/26	33,000	32,154	(1)
Vedanta Resources, Ltd.:
	USD	6.38%	07/30/22	17,000	16,341	(1)
	USD	7.13%	05/31/23	76,000	72,183	(1)
	USD	6.13%	08/09/24	21,000	18,370	(1)
					647,760

Indonesia - 3.73%
Indo Energy Finance II BV	USD	6.38%	01/24/23	27,000	26,628	(2)
Listrindo Capital BV	USD	4.95%	09/14/26	127,000	122,269	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	185,000	179,797	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	6.50% Cash + 1.00% PIK	12/11/22	131,197	130,291	(5)

Stone Harbor Investment Funds Annual Report | May 31, 2019	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.): (continued)
	USD	8.00% PIK	12/11/22	32,351	$28,559	(5)
					487,544

Israel - 1.40%
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	240,000	183,622

Jamaica - 0.61%
Digicel Group One, Ltd.	USD	8.25%	12/30/22	21,000	13,125	(1)
Digicel Group Two, Ltd.:
	USD	8.25%	09/30/22	20,000	7,737	(1)
	USD	7.125% Cash + 2.00% PIK	04/01/24	34,145	8,963	(1)(5)
Digicel, Ltd.:
	USD	6.00%	04/15/21	22,000	18,535	(1)
	USD	6.00%	04/15/21	23,000	19,377	(2)
	USD	6.75%	03/01/23	18,000	11,993	(2)
					79,730

Kazakhstan - 1.49%
Nostrum Oil & Gas Finance BV:
	USD	8.00%	07/25/22	166,000	114,940	(1)
	USD	7.00%	02/16/25	122,000	80,444	(1)
					195,384

Macau - 1.97%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	65,000	64,146	(1)
Sands China, Ltd.	USD	5.13%	08/08/25	134,000	141,111
Studio City Co., Ltd.	USD	7.25%	11/30/21	51,000	52,831	(1)
					258,088

Malaysia - 3.64%
Axiata SPV2 Bhd	USD	4.36%	03/24/26	200,000	208,677
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	203,278
Resorts World Las Vegas LLC / RWLV Capital, Inc.	USD	4.63%	04/16/29	64,000	63,955	(1)
					475,910

Mexico - 6.08%
Alfa SAB de CV	USD	5.25%	03/25/24	16,000	16,766	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	147,000	147,736	(1)
Banco Mercantil del Norte SA/Grand Cayman	USD	5.75%	10/04/31	15,000	14,704	(1)(3)
Cemex SAB de CV:
	USD	6.13%	05/05/25	106,000	109,922	(1)
	USD	7.75%	04/16/26	60,000	64,167	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	115,050	115,990	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	66,000	65,610	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	55,085	57,489	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	117,000	116,332	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	72,000	86,253
					794,969

Morocco - 0.80%
OCP SA:
	USD	5.63%	04/25/24	21,000	22,549	(1)
	USD	4.50%	10/22/25	81,000	82,012	(1)
					104,561

Nigeria - 1.99%
Access Bank PLC	USD	10.50%	10/19/21	22,000	24,090	(1)

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	179,000	$185,515	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	25,156	(1)
Zenith Bank PLC	USD	7.38%	05/30/22	24,000	25,230	(1)
					259,991

Panama - 1.00%
C&W Senior Financing DAC	USD	7.50%	10/15/26	128,000	130,880	(1)

Peru - 3.59%
BBVA Banco Continental SA	USD	5.00%	08/26/22	51,000	53,779	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	87,000	89,353	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	118,000	118,553	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	97,000	101,802	(1)
	USD	4.13%	08/16/27	105,000	105,801	(1)
					469,288

Philippines - 1.51%
Royal Capital BV	USD	4.88%	Perpetual	200,000	198,000	(3)(4)

Qatar - 0.68%
Ooredoo International Finance, Ltd.:
	USD	3.75%	06/22/26	67,000	67,963	(1)
	USD	3.88%	01/31/28	20,000	20,400	(1)
					88,363

Russia - 1.79%
Evraz PLC	USD	5.25%	04/02/24	200,000	203,000	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	31,500	(1)(3)(4)
					234,500

Saudi Arabia - 3.01%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	242,000	250,470	(1)
SABIC Capital II BV	USD	4.50%	10/10/28	104,000	109,980	(1)
Saudi Electricity Global Sukuk Co. 2	USD	5.06%	04/08/43	32,000	33,328	(1)
					393,778

South Africa - 1.83%
Eskom Holdings SOC, Ltd.	USD	5.75%	01/26/21	132,000	132,000	(1)
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	106,672	(1)
					238,672

South Korea - 2.47%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	316,000	322,530	(2)

Thailand - 3.14%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	410,000	410,512	(1)(3)(4)

Turkey - 2.49%
Turk Telekomunikasyon AS:
	USD	4.88%	06/19/24	120,000	106,062	(1)
	USD	6.88%	02/28/25	98,000	92,860	(1)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	126,823	(1)
					325,745

Ukraine - 2.47%
Metinvest BV	USD	7.75%	04/23/23	325,000	322,766	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2019	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
United Arab Emirates - 4.59%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	69,000	$70,984	(1)
	USD	4.60%	11/02/47	251,000	266,687	(1)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	26,000	27,220	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	235,994	(3)(4)
					600,885

Zambia - 0.45%
First Quantum Minerals, Ltd.	USD	6.50%	03/01/24	67,000	59,357	(1)

TOTAL CORPORATE BONDS					12,341,655
(Cost $12,261,438)

SHORT TERM INVESTMENTS - 2.49%
Money Market Fund - 2.49%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	N/A	325,063	325,095

TOTAL SHORT TERM INVESTMENTS					325,095
(Cost $325,095)

Total Investments - 98.86%					12,928,064
(Cost $12,842,031)
Other Assets In Excess of Liabilities - 1.14%					149,688

Net Assets - 100.00%					$13,077,752

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,689,882, which represents approximately 66.45% of net assets as of May 31, 2019.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2019, the aggregate market value of those securities was $1,126,646, which represents approximately 8.61% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.

See Notes to Financial Statements

50	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 12.87%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	$26,727	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	75,000	75,212	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,047	(1)(2)
Drive Auto Receivables Trust, Series 2019-1	USD	3.78%	04/15/25	50,000	51,166
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	98,662	104,115	(3)
Series 2016	USD	12M US L + 1.55%	09/01/46	140,038	141,931	(2)(3)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	21,805	21,988	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	25,577	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	81,570	83,404	(2)(3)
Series 2015	USD	12M US L + 1.63%	07/01/45	77,308	77,980	(2)(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	60,239	60,301	(3)
Series 2016-SC01	USD	3.50%	07/25/46	88,389	89,156	(3)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	82,134	76,707
Series 2007-LDPX	USD	5.46%	01/15/49	4,813	4,821	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	100,972	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	154,136	153,989	(1)(4)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	21,999	22,073	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	12,320	12,284	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	2,551	2,547	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	22,500	22,709	(1)
Towd Point Mortgage Trust:
Series 2016-3	USD	2.25%	04/25/56	67,797	67,395	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	29,515	29,412	(1)(2)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	38,148	38,408	(1)(4)
VOLT LXXIV LLC, Series 2018-NP10	USD	4.58%	11/25/48	44,093	44,700	(1)(4)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,383,621
(Cost $1,378,217)

CORPORATE BONDS - 41.24%
Aerospace/Defense - 0.47%
Northrop Grumman Corp.	USD	4.03%	10/15/47	50,000	50,762

Automotive - 1.62%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	75,000	72,998
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	50,000	50,533
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	25,059	(1)
	USD	3.25%	09/20/22	25,000	25,164	(1)
					173,754

Stone Harbor Investment Funds Annual Report | May 31, 2019	51

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking - 11.49%
Bank of America Corp.	USD	3M US L + 1.32%	04/23/40	125,000	$128,025	(2)
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	75,035
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	131,024
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	51,762	(1)(2)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	48,547
Fifth Third Bancorp	USD	3.65%	01/25/24	50,000	52,035
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	100,000	100,184	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	51,552	(2)
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	100,000	91,805	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	50,511
Key Bank NA	USD	3.90%	04/13/29	75,000	78,120
Mizuho Financial Group, Inc.	USD	2.63%	04/12/21	50,000	50,035	(1)
Royal Bank of Scotland Group PLC	USD	6.10%	06/10/23	50,000	53,078
Standard Chartered PLC	USD	3M US L + 1.15%	01/20/23	75,000	76,436	(1)(2)
Synchrony Financial	USD	3.70%	08/04/26	50,000	48,190
Synovus Financial Corp.	USD	3.13%	11/01/22	25,000	24,896
UBS Group Funding Switzerland AG	USD	2.65%	02/01/22	50,000	49,805	(1)
Wells Fargo Bank NA	USD	3M US L + 0.61%	05/27/22	75,000	75,363	(2)
					1,236,403

Building Products - 0.44%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	47,439

Chemicals - 1.42%
DowDuPont, Inc.	USD	3.77%	11/15/20	50,000	50,918
Huntsman International LLC	USD	4.50%	05/01/29	50,000	50,674
Nutrien, Ltd.	USD	5.00%	04/01/49	50,000	52,178
					153,770

Electric - 2.51%
Berkshire Hathaway Energy Co.	USD	4.45%	01/15/49	50,000	54,469
Electricite de France SA	USD	4.50%	09/21/28	75,000	79,556	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	54,569
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	54,754
NSTAR Electric Co.	USD	3.20%	05/15/27	25,000	25,542
					268,890

Environmental Services - 0.47%
Waste Management, Inc.	USD	2.95%	06/15/24	50,000	50,711

Exploration & Production - 1.20%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	25,000	30,050
Apache Corp.	USD	5.10%	09/01/40	50,000	48,888
Concho Resources, Inc.	USD	3.75%	10/01/27	50,000	50,485
					129,423

Food and Beverage - 1.03%
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	60,000	59,005
Mars, Inc.	USD	3.60%	04/01/34	50,000	51,561	(1)
					110,566

Gas Distributors - 0.43%
Sempra Energy	USD	4.00%	02/01/48	50,000	46,686

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Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gas Pipelines - 2.89%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	$53,016
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	53,378
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	49,862
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	53,278
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	53,411
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	47,223
					310,168

Healthcare - 0.47%
CVS Health Corp.:
	USD	4.10%	03/25/25	25,000	25,901
	USD	4.78%	03/25/38	25,000	24,956
					50,857

Leisure - 0.47%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	50,033

Life Insurance - 0.25%
Nippon Life Insurance Co.	USD	5.10%	10/16/44	25,000	26,512	(1)(2)

Media Cable - 2.32%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	50,000	56,437
Comcast Corp.	USD	4.70%	10/15/48	50,000	55,736
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	49,617	(1)
Fox Corp.	USD	5.58%	01/25/49	75,000	87,673	(1)
					249,463

Media Other - 0.72%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	26,730
Omnicom Group, Inc. / Omnicom Capital, Inc.	USD	3.60%	04/15/26	50,000	50,391
					77,121

Metals/Mining/Steel - 0.74%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	49,099	(1)
Newmont Goldcorp Corp.	USD	6.25%	10/01/39	25,000	30,413
					79,512

Non Captive Finance - 1.16%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	72,472
GATX Corp.	USD	4.55%	11/07/28	50,000	52,856
					125,328

Pharmaceuticals - 0.43%
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	50,000	46,323

Real Estate Investment Trust (REITs) - 2.41%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	50,779
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	54,216
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	50,451
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	51,251
Welltower, Inc.	USD	3.95%	09/01/23	50,000	52,332
					259,029

Stone Harbor Investment Funds Annual Report | May 31, 2019	53

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Refining - 0.48%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	$27,097
	USD	3.80%	04/01/28	25,000	24,901
					51,998

Restaurants - 0.49%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	52,363

Retail Food/Drug - 0.22%
Kroger Co.	USD	4.45%	02/01/47	25,000	23,506

Retail Non Food/Drug - 0.95%
AutoZone, Inc.	USD	3.75%	04/18/29	50,000	50,853
Dollar Tree, Inc.	USD	4.00%	05/15/25	50,000	51,508
					102,361

Services - Other - 0.96%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	49,457
Amazon.com, Inc., Series WI	USD	3.88%	08/22/37	50,000	53,432
					102,889

Technology - 1.61%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.	USD	3.13%	01/15/25	50,000	47,572
Microsoft Corp.	USD	3.45%	08/08/36	25,000	25,588
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	49,495	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	50,165
					172,820

Transportation Non Air/Rail - 1.18%
FedEx Corp.	USD	4.40%	01/15/47	50,000	48,298
Ryder System, Inc.	USD	3.88%	12/01/23	75,000	78,213
					126,511

Wireless - 1.19%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	50,125
Vodafone Group PLC	USD	5.00%	05/30/38	75,000	76,972
					127,097

Wirelines - 1.22%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	52,235
TELUS Corp.	USD	4.30%	06/15/49	25,000	25,485
Verizon Communications, Inc.:
	USD	3.38%	02/15/25	7,000	7,193
	USD	4.02%	12/03/29	43,000	45,473	(1)
					130,386

TOTAL CORPORATE BONDS					4,432,681
(Cost $4,310,129)

U.S. TREASURY BONDS/NOTES - 22.64%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	52,560
	USD	2.50%	02/15/46	225,000	222,020

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Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	$396,211
	USD	2.00%	11/15/21	625,000	626,514
	USD	2.75%	02/15/24	250,000	259,194
	USD	2.13%	05/15/25	325,000	327,450
	USD	2.00%	08/15/25	550,000	550,022

TOTAL U.S. TREASURY BONDS/NOTES					2,433,971
(Cost $2,426,212)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 20.88%
FNMA TBA:
	USD	3.00%	06/13/19	500,000	502,247	(3)
	USD	3.50%	06/13/19	825,000	841,645	(3)
	USD	4.00%	06/13/19	450,000	464,449	(3)
	USD	4.50%	06/13/19	175,000	182,848	(3)
	USD	2.50%	06/18/19	100,000	100,029	(3)
	USD	3.00%	06/18/19	100,000	101,469	(3)
	USD	3.50%	06/18/19	50,000	51,378	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,244,065
(Cost $2,225,543)

SHORT TERM INVESTMENTS - 2.46%
Money Market Mutual Funds - 2.46%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	N/A	263,807	263,833

TOTAL SHORT TERM INVESTMENTS					263,833
(Cost $263,819)

Total Investments - 100.09%					10,758,171
(Cost $10,603,920)
Liabilities in Excess of Other Assets - (0.09)%					(9,316)

Net Assets - 100.00%					$10,748,855

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of May 31, 2019 was 2.43%

3M US L - 3 Month LIBOR as of May 31, 2019 was 2.50%

12M US L - 12 Month LIBOR as of May 31, 2019 was 2.51%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,503,092, which represents approximately 13.98% of net assets as of May 31, 2019.

Stone Harbor Investment Funds Annual Report | May 31, 2019	55

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2019

(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2019.

See Notes to Financial Statements.

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Stone Harbor Strategic Income Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 98.25%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	189,840	$1,674,387	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	680,469	6,620,965	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,237,356	9,750,365	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,037,157	10,734,575	(1)
Stone Harbor Local Markets Fund	USD	N/A	378,501	3,141,560	(1)
				31,921,852

TOTAL OPEN-END FUNDS				31,921,852
(Cost $32,965,362)

SHORT TERM INVESTMENTS - 0.52%
Money Market Mutual Funds - 0.52%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	167,200	167,217

TOTAL SHORT TERM INVESTMENTS				167,217
(Cost $167,217)

Total Investments - 98.77%				32,089,069
(Cost $33,132,579)
Other Assets In Excess of Liabilities - 1.23%				400,257

Net Assets - 100.00%				$32,489,326

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
SGD	-	Singapore Dollar
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

Stone Harbor Investment Funds Annual Report | May 31, 2019	57

Stone Harbor Strategic Income Fund	Statements of Investments

May 31, 2019

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2019	Fund Delivering	U.S. $ Value at May 31, 2019	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	06/28/19	AUD	159,673	SGD	159,330	$343
Goldman Sachs & Co.	06/10/19	JPY	333,192	USD	324,823	8,369
J.P. Morgan Chase & Co.	06/06/19	SGD	247,511	USD	245,876	1,635
Citigroup Global Markets	06/28/19	SGD	160,203	USD	159,146	1,057
J.P. Morgan Chase & Co.	07/23/19	USD	133,565	EUR	132,609	956
J.P. Morgan Chase & Co.	07/23/19	USD	75,147	GBP	72,754	2,393
						$14,753
Citigroup Global Markets	06/06/19	AUD	242,812	SGD	243,833	$(1,021)
J.P. Morgan Chase & Co.	06/06/19	EUR	245,813	USD	246,574	(761)
Goldman Sachs & Co.	06/20/19	EUR	324,421	USD	324,999	(578)
J.P. Morgan Chase & Co.	06/28/19	EUR	324,654	USD	325,191	(537)
J.P. Morgan Chase & Co.	06/28/19	GBP	329,127	USD	329,957	(830)
Citigroup Global Markets	06/10/19	USD	329,678	JPY	333,192	(3,514)
Goldman Sachs & Co.	07/03/19	USD	324,435	JPY	328,396	(3,961)
						$(11,202)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
Long Gilt Future	Long	7	GBP	9/26/19	$1,147,370	$2,894
US Ultra T-Bond Future	Long	2	USD	9/19/19	351,563	11,000
						$13,894

Euro-Bund Future	Short	(10)	EUR	6/06/19	(1,880,610)	$(22,703)
US 10 Yr Note Future	Short	(83)	USD	9/19/19	(10,520,250)	(121,906)
						$(144,609)

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Stone Harbor Strategic Income Fund	Statements of Investments

May 31, 2019

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
CDX.NA.IG.32(4)	Intercontinental Exchange	1.000%	USD	06/20/2024	0.703%	2,400,000	$(33,665)	$37,944	$4,279
CDX.NA.HY.32(5)	Intercontinental Exchange	5.000%	USD	06/20/2024	3.906%	3,725,000	(168,973)	231,600	62,627
CDX.NA.EM.31(6)	Intercontinental Exchange	1.000%	USD	06/20/2024	2.135%	1,675,000	84,621	(62,143)	22,478
							$(118,017)	$207,401	$89,384

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms and utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(5)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.
(6)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and Africa North, and Asia.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	59

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 100.07%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,443,218	$14,042,515	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,709,629	14,189,920	(1)
				28,232,435

TOTAL OPEN-END FUNDS				28,232,435
(Cost $26,200,772)

SHORT TERM INVESTMENTS - 0.46%
Money Market Mutual Funds - 0.46%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.47%	130,017	130,030

TOTAL SHORT TERM INVESTMENTS				130,030
(Cost $130,030)

Total Investments - 100.53%				28,362,465
(Cost $26,330,802)
Liabilities in Excess of Other Assets - (0.53)%				(149,797)

Net Assets - 100.00%				$28,212,668

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Financial Statements.

60	www.shiplp.com

Stone Harbor 500 Plus Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 93.60%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	$48,109	(1)
Ashford Hospitality Trust, Series 2018-ASHF	USD	1M US L + 0.90%	04/15/20	46,518	46,339	(1)(2)
Barclays Commerical Mortgage Securities Trust, Series 2018-BXH	USD	1M US L + 1.00%	10/15/20	100,000	99,692	(1)(2)
BX Trust, Series 2017-SLCT	USD	1M US L + 0.92%	07/15/19	34,620	34,630	(1)(2)
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2	USD	1M US L + 1.854%	11/15/31	50,390	50,395	(1)(2)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/19	51,807	51,519	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,047	(1)(2)
CPS Auto Receivables Trust, Series 2018-B	USD	2.72%	12/16/19	18,092	18,089	(1)
DBGS Mortgage Trust, Series 2018-5BP	USD	1M US L + 0.645%	06/15/20	100,000	99,525	(1)(2)
Deephave Residential Mortgage Trust, Series 2019-2A	USD	3.56%	05/25/23	49,045	49,622	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	30,603	30,860	(1)(2)
Hertz Fleet Lease Funding LP, Series 2017-1	USD	1M US L + 0.65%	04/10/31	15,015	15,034	(1)(2)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L + 0.77%	12/15/24	25,000	24,933	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	100,020	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	86,241	80,542
Series 2007-LDPX	USD	5.46%	01/15/49	8,663	8,679	(2)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29	USD	2.92%	06/15/20	37,362	37,422
LSTAR Securities Investment, Ltd.:
Series 2019-1	USD	1M US L + 1.70%	03/01/21	72,949	72,949	(1)(2)
Series 2019-3	USD	1M US L + 1.50%	04/01/24	98,812	98,812	(1)(2)
Mill City Mortgage Loan Trust, Series 2016-1	USD	2.50%	07/25/23	13,969	13,926	(1)(2)
MSCG Trust, Series 2018-SELF	USD	1M US L + 0.90%	10/15/20	25,000	25,046	(1)(2)
MTRO Commercial Mortgage Trust, Series 2019-TECH	USD	1M US L + 0.90%	12/15/20	50,000	50,096	(1)(2)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	58,164	58,109	(1)(3)
Pretium Mortgage Credit Partners LLC, Series 2019-NPL2	USD	3.84%	12/25/58	73,859	74,046	(1)(3)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.83%	01/13/24	95,000	99,140	(1)(2)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	36,961	36,852	(1)(2)
RCO V Mortgage LLC, Series 2018-1	USD	4.00%	05/25/23	37,218	37,496	(1)(3)
Santander Drive Auto Receivables Trust, Series 2018-1	USD	4.37%	01/15/22	75,000	75,723	(1)
SLC Student Loan Trust, Series 2004-1	USD	3M US L + 0.16%	05/15/23	23,500	23,472	(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	57,242	57,187	(2)
SMB Private Education Loan Trust, Series 2017-B	USD	1M US L + 0.75%	07/15/26	50,000	49,926	(1)(2)
Springleaf Funding Trust, Series 2015-AA	USD	3.16%	05/15/19	3,839	3,839	(1)
TALL Mortgage Trust, Series 2018-TALL	USD	1M US L + 0.971%	03/15/20	100,000	99,582	(1)(2)
Towd Point Mortgage Trust:
Series 2016-2	USD	2.75%	12/25/24	14,497	14,525	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	11,300	11,233	(1)(2)
Trafigura Securitisation Finance PLC, Series 2017-1A	USD	1M US L + 0.85%	06/15/20	100,000	100,001	(1)(2)

Stone Harbor Investment Funds Annual Report | May 31, 2019	61

Stone Harbor 500 Plus Fund	Statements of Investments

May 31, 2019

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Vericrest Opportunity Loan Trust:
Series 2019-NPL2	USD	3.97%	02/25/49	95,247	$96,116	(1)(3)
Series 2019-NPL3	USD	3.97%	03/25/22	74,313	74,839	(1)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	53,154	53,291	(1)(3)
VOLT LXIX LLC, Series 2018-NPL5	USD	4.21%	08/25/48	44,593	44,970	(1)(3)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	76,297	76,815	(1)(3)
VOLT LXX LLC, Series 2018-NPL6	USD	4.12%	09/25/48	85,719	86,440	(1)(3)
VOLT LXXIV LLC, Series 2018-NP10	USD	4.58%	11/25/48	88,186	89,401	(1)(3)
World Financial Network Credit Card Master Trust, Series 2018-B	USD	3.81%	09/15/21	50,000	51,228

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,420,517
(Cost $2,410,774)

SHORT TERM INVESTMENTS - 5.35%
Money Market Mutual Funds - 5.35%
State Street Institutional Liquid Reserves Fund-Institutional Class (7-Day Yield)	USD	2.47%	N/A	138,478	138,492

TOTAL SHORT TERM INVESTMENTS					138,492
(Cost $138,492)

Total Investments - 98.95%					2,559,009
(Cost $2,549,266)
Other Assets in Excess of Liabilities - 1.05%					27,067	(4)

Net Assets - 100.00%					$2,586,076

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of May 31, 2019 was 2.43%

3M US L - 3 Month LIBOR as of May 31, 2019 was 2.50%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,161,987, which represents approximately 83.60% of net assets as of May 31, 2019.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2019.
(4)	Includes cash which is being held as collateral for Futures Contracts.

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Stone Harbor 500 Plus Fund	Statements of Investments

May 31, 2019

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Value and Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Future	Long	18	USD	6/21/19	$2,476,800	$87,276
						$87,276

US 10 Yr Note Future	Short	(2)	USD	9/19/19	(253,500)	$(3,039)
						$(3,039)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements

Stone Harbor Investment Funds Annual Report | May 31, 2019	63

Stone Harbor Investment Funds	Statements of Assets and Liabilities

May 31, 2019

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
ASSETS:
Investments, at value(1)	$1,218,009,214	$88,367,060	$630,485,113
Investments in affiliates, at value(2)	–	–	–
Cash	11,868,294	80,235	277
Foreign currency, at value (3)	215	–	269,937
Unrealized appreciation on credit default swap contracts	34,510	–	–
Variation margin receivable on interest rate swap contracts	–	–	1,753
Variation margin receivable on credit default swap contracts	2,251	–	41,668
Unrealized appreciation on forward foreign currency contracts	772,364	–	2,253,027
Deposits with brokers for credit default swap contracts	5,154,157	–	943,969
Deposits with brokers for forward foreign currency contracts	–	–	660,000
Cash pledged as collateral for forward commitments	–	–	–
Deposits with brokers for futures contracts	–	–	–
Deposits with brokers for interest rate swap contracts	–	–	171,124
Receivable for investments sold	8,052,004	508,344	73,972,487
Receivable for fund shares sold	135,539	32	–
Receivable from adviser	–	–	–
Receivable on credit default swap contracts	54,588	–	–
Interest receivable	16,639,071	1,333,515	15,279,642
Prepaid and other assets	27,637	4,006	28,172
Total Assets	1,260,749,844	90,293,192	724,107,169
LIABILITIES:
Payable due to brokers for forward foreign currency contracts	910,000	–	120,000
Payable for investments purchased	34,669,514	1,598,909	1,860,291
Payable for fund shares redeemed	6,397,916	–	562,863
Swap premium received	2,976,277	–	–
Unrealized depreciation on forward foreign currency contracts	163,496	–	1,349,718
Unrealized depreciation on credit default swap contracts	2,058,717	–	–
Variation margin payable on futures contracts	–	–	–
Payable to adviser	613,680	14,536	464,122
Payable to administrator	77,521	22,371	51,312
Other payables	109,196	95,535	140,948
Total Liabilities	47,976,317	1,731,351	4,549,254
Net Assets	$1,212,773,527	$88,561,841	$719,557,915
NET ASSETS CONSIST OF:
Paid-in capital	$1,439,185,896	$113,414,551	$1,049,967,059
Total distributable earnings	(226,412,369)	(24,852,710)	(330,409,144)
Net Assets	$1,212,773,527	$88,561,841	$719,557,915
PRICING OF SHARES:
Institutional Class
Net Assets	$1,212,773,527	$88,561,841	$719,557,915
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	124,651,898	11,245,195	86,730,808
Net assets value, offering and redemption price per share	$9.73	$7.88	$8.30
(1)Cost of Investments	$1,230,148,229	$89,169,852	$696,052,069
(2)Cost of Investments in affiliates	$–	$–	$–
(3)Cost of Investments in foreign cash	$214	$–	$271,297

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities

May 31, 2019

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$12,928,064	$10,758,171	$167,217	$130,030	$2,559,009
–	–	31,921,852	28,232,435	–
90,784	269	5,644	–	377
–	–	65,858	–	–
–	–	–	–	–
–	–	–	–	–
–	–	32,532	–	–
–	–	14,753	–	–
–	–	267,799	–	–
–	–	–	–	–
–	2,200,000	–	–	–
–	–	126,963	–	115,500
–	–	–	–	–
107,747	58,182	–	–	–
–	–	–	2,000	–
1,294	4,145	5,446	4,424	3,993
–	–	–	–	–
179,013	59,693	217	21	4,950
7,976	12,615	13,377	5,910	1,552
13,314,878	13,093,075	32,621,658	28,374,820	2,685,381
–	–	–	–	–
160,095	2,276,121	5,000	–	–
–	–	–	113,275	–
–	–	–	–	–
–	–	11,202	–	–
–	–	–	–	–
–	–	59,281	–	36,029
–	–	–	–	–
6,319	13,915	4,275	3,273	9,400
70,712	54,184	52,574	45,604	53,876
237,126	2,344,220	132,332	162,152	99,305
$13,077,752	$10,748,855	$32,489,326	$28,212,668	$2,586,076
$17,910,014	$10,603,492	$34,468,711	$34,499,585	$2,541,763
(4,832,262)	145,363	(1,979,385)	(6,286,917)	44,313
$13,077,752	$10,748,855	$32,489,326	$28,212,668	$2,586,076

$13,077,752	$10,748,855	$32,489,326	$28,212,668	$2,586,076
1,481,930	1,038,275	3,392,576	3,151,919	255,029
$8.82	$10.35	$9.58	$8.95	$10.14
$12,842,031	$10,603,920	$167,217	$130,030	$2,549,266
$–	$–	$32,965,362	$26,200,772	$–
$–	$–	$66,220	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	65

Stone Harbor Investment Funds	Statements of Operations

For the Year Ended May 31, 2019

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
INVESTMENT INCOME:
Interest(1)	$76,264,837	$5,519,968	$68,181,889
Dividends	1,337,136	59,404	1,054,262
Dividends from affiliated investment companies	–	–	–
Total Investment Income	77,601,973	5,579,372	69,236,151
EXPENSES:
Operational:
Investment advisory fee	7,143,932	452,536	7,240,832
Administration fees	639,653	57,787	519,766
Custodian fees	97,193	26,644	447,402
Printing fees	5,283	4,293	5,440
Professional fees	103,936	105,021	99,904
Trustee fees	192,072	15,168	157,856
Transfer agent fees	20,954	20,238	20,823
Registration fees	27,213	22,712	25,516
Insurance fees	42,037	4,272	36,341
Line of credit commitment fee	75,746	4,611	79,081
Other	80,084	47,799	68,522
Total expenses before waiver/reimbursement	8,428,103	761,081	8,701,483
Less fees waived by investment adviser	–	(168,393)	–
Less expenses reimbursed by investment adviser	–	–	–
Total Net Expenses	8,428,103	592,688	8,701,483
Net Investment Income	69,173,870	4,986,684	60,534,668
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(69,516,672)	(691,308)	(14,812,759)
Investments - affiliated investment companies	–	–	–
Credit default swap contracts	662,010	–	232,764
Interest rate swap contracts	–	–	16,753
Cross currency swap contracts	–	–	385,099
Futures contracts	–	–	–
Forward foreign currency contracts	12,085,663	–	(16,984,284)
Foreign currency transactions	7,408,991	–	(86,538,627)
Net realized gain/(loss)	(49,360,008)	(691,308)	(117,701,054)
Change in unrealized appreciation/(depreciation) on:
Investments	28,169,827	280,629	22,944,666
Affiliated investment companies	–	–	–
Credit default swap contracts	(849,450)	–	61,998
Interest rate swap contracts	–	–	78,274
Cross currency swap contracts	–	–	632,487
Futures contracts	–	–	–
Forward foreign currency contracts	(2,373,694)	–	5,640,727
Translation of assets and liabilities denominated in foreign currencies	10,509	–	1,026,669
Net change in unrealized appreciation/(depreciation)	24,957,192	280,629	30,384,821
Net Realized and Unrealized Gain/(Loss)	(24,402,816)	(410,679)	(87,316,233)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$44,771,054	$4,576,005	$(26,781,565)

(1) Including Foreign Tax Withholding	$60,643	$9,686	$636,997

See Notes to Financial Statements.

66	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Year Ended May 31, 2019

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$808,953	$269,836	$–	$–	$85,536
10,163	3,538	5,706	342	5,702
–	–	1,276,064	1,096,829	–
819,116	273,374	1,281,770	1,097,171	91,238

112,012	36,616	176,350	204,676	11,596
16,898	15,462	25,637	20,886	11,293
7,388	12,244	24,528	7,322	12,889
4,773	4,770	4,783	5,704	4,773
82,736	65,636	61,852	56,695	65,403
2,138	1,682	5,166	4,712	410
20,129	20,033	20,095	20,223	20,033
21,689	20,265	20,614	21,976	2,921
449	429	1,300	1,010	82
1,071	960	–	–	213
13,666	32,939	9,521	10,871	21,286
282,949	211,036	349,846	354,075	150,899
(112,012)	(36,616)	(176,350)	(204,676)	(11,596)
(38,038)	(121,151)	(155,225)	(134,615)	(123,627)
132,899	53,269	18,271	14,784	15,676
686,217	220,105	1,263,499	1,082,387	75,562
(363,535)	24,101	276	(2)	(4,287)
–	–	(356,582)	(529,696)	–
–	–	(219,940)	–	–
–	–	–	–	–
–	–	–	–	–
–	–	162,039	–	(85,369)
–	–	56,129	(5,005)	–
–	–	(8,233)	–	–
(363,535)	24,101	(366,311)	(534,703)	(89,656)

447,757	323,712	(44)	–	10,035
–	–	405,924	(455,200)	–
–	–	79,270	–	–
–	–	–	–	–
–	–	–	–	–
–	–	(288,539)	–	108,564
–	–	(1,697)	2,006	–
–	–	3,525	–	–
447,757	323,712	198,439	(453,194)	118,599
84,222	347,813	(167,872)	(987,897)	28,943
$770,439	$567,918	$1,095,627	$94,490	$104,505
$172	$–	$–	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund
	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
OPERATIONS:
Net investment income	$69,173,870	$69,468,024
Net realized gain/(loss)	(49,360,008)	23,761,734
Net change in unrealized appreciation/(depreciation)	24,957,192	(90,439,584)
Net increase/(decrease) in net assets resulting from operations	44,771,054	2,790,174
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings(1)	(74,824,068)	(73,101,269)
Net decrease in net assets from distributions to shareholders	(74,824,068)	(73,101,269)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	185,752,687	187,084,762
Issued to shareholders in reinvestment of distributions	73,713,189	72,381,762
Cost of shares redeemed	(223,890,629)	(423,675,659)
Net increase/(decrease) in net assets from capital share transactions	35,575,247	(164,209,135)
Net Increase/(Decrease) in Net Assets	5,522,233	(234,520,230)
NET ASSETS:
Beginning of year	1,207,251,294	1,441,771,524
End of year	$1,212,773,527	$1,207,251,294 (2)
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	120,839,296	135,994,567
Shares sold	19,276,412	17,603,314
Shares reinvested	7,772,242	6,957,773
Shares redeemed	(23,236,052)	(39,716,358)
Shares outstanding - end of year	124,651,898	120,839,296

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018

$4,986,684	$6,702,694	$60,534,668	$63,818,859	$686,217	$568,608
(691,308)	1,064,771	(117,701,054)	(6,402,171)	(363,535)	291,535
280,629	(6,291,958)	30,384,821	(51,445,510)	447,757	(879,348)
4,576,005	1,475,507	(26,781,565)	5,971,178	770,439	(19,205)

(5,017,676)	(7,200,890)	(13,888,739)	(12,203,950)	(701,876)	(565,286)
(5,017,676)	(7,200,890)	(13,888,739)	(12,203,950)	(701,876)	(565,286)

9,125,191	2,685,092	102,454,011	349,583,953	2,037,723	7,107,103
4,646,838	6,248,424	13,546,847	11,862,219	701,876	565,286
(27,803,245)	(60,458,154)	(404,111,525)	(297,816,541)	(1,233,237)	(8,749,817)
(14,031,216)	(51,524,638)	(288,110,667)	63,629,631	1,506,362	(1,077,428)
(14,472,887)	(57,250,021)	(328,780,971)	57,396,859	1,574,925	(1,661,919)

103,034,728	160,284,749	1,048,338,886	990,942,027	11,502,827	13,164,746
$88,561,841	$103,034,728 (3)	$719,557,915	$1,048,338,886 (4)	$13,077,752	$11,502,827 (5)

13,021,383	19,299,361	121,403,860	113,182,642	1,307,685	1,439,886
1,150,428	328,690	12,254,200	39,322,266	234,133	772,377
596,032	774,939	1,706,152	1,328,356	81,807	62,255
(3,522,648)	(7,381,607)	(48,633,404)	(32,429,404)	(141,695)	(966,833)
11,245,195	13,021,383	86,730,808	121,403,860	1,481,930	1,307,685

(1)	For the year ended May 31, 2018, total distributions for the Stone Harbor Emerging Markets Fund consisted of Net Investment Income of $(73,101,269), and Net Realized Gains of $-. For the year ended May 31, 2018, total distributions for the Stone Harbor High Yield Bond Fund consisted of Net Investment Income of $(7,200,890), and Net Realized Gains of $-. For the year ended May 31, 2018, total distributions for the Stone Harbor Local Markets Fund consisted of Net Investment Income of $(12,203,950), and Net Realized Gains of $-. For the year ended May 31, 2018, total distributions for the Stone Harbor Emerging Markets Corporate Debt Fund consisted of Net Investment Income of $(565,286), and Net Realized Gains of $-.

(2)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment loss of $5,611,773 for the Stone Harbor Emerging Markets Debt Fund.

(3)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $100,323 for the Stone Harbor High Yield Bond Fund.

(4)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment loss of $17,409,848 for the Stone Harbor Local Markets Fund.

(5)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $20,536 for the Stone Harbor Emerging Markets Corporate Debt Fund.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	69

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund

	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
OPERATIONS:
Net investment income	$220,105	$233,541
Net realized gain/(loss)	24,101	24,374
Net realized gain/(loss) on investments - affiliated investment companies	–	–
Long-term capital gain distributions from other investment companies	–	–
Net change in unrealized appreciation/(depreciation)	323,712	(328,710)
Net increase/(decrease) in net assets resulting from operations	567,918	(70,795)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings(1)	(216,889)	(333,003)
Net decrease in net assets from distributions to shareholders	(216,889)	(333,003)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	–	1,456,368
Issued to shareholders in reinvestment of distributions	216,889	333,003
Cost of shares redeemed	(705,989)	(5,781,714)
Net increase/(decrease) in net assets from capital share transactions	(489,100)	(3,992,343)
Net Increase/(Decrease) in Net Assets	(138,071)	(4,396,141)
NET ASSETS:
Beginning of year	10,886,926	15,283,067
End of year	$10,748,855	$10,886,926 (2)
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	1,087,670	1,472,733
Shares sold	–	141,189
Shares reinvested	21,698	32,546
Shares redeemed	(71,093)	(558,798)
Shares outstanding - end of year	1,038,275	1,087,670

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund		Stone Harbor 500 Plus Fund

For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018

$1,263,499	$1,478,095	$1,082,387	$941,860	$75,562	$49,731
(9,729)	(203,494)	(5,007)	(14,332)	(89,656)	423,093
(356,582)	(326,428)	(529,696)	116,347	–	–
–	56,034	–	–	–	–
198,439	(722,457)	(453,194)	(1,011,673)	118,599	(163,294)
1,095,627	281,750	94,490	32,202	104,505	309,530

(1,302,137)	(1,201,893)	(1,009,955)	(986,095)	(197,740)	(315,044)
(1,302,137)	(1,201,893)	(1,009,955)	(986,095)	(197,740)	(315,044)

500	2,205,000	7,091,344	5,583,326	–	–
1,236,755	1,108,938	1,009,955	986,095	197,738	315,044
(1,992,246)	(6,251,885)	(7,132,003)	(5,137,545)	–	–
(754,991)	(2,937,947)	969,296	1,431,876	197,738	315,044
(961,501)	(3,858,090)	53,831	477,983	104,503	309,530

33,450,827	37,308,917	28,158,837	27,680,854	2,481,573	2,172,043
$32,489,326	$33,450,827 (3)	$28,212,668	$28,158,837 (4)	$2,586,076	$2,481,573 (5)

3,470,385	3,770,478	3,045,003	2,897,021	232,635	202,741
54	222,462	801,893	573,307	–	–
131,902	113,322	119,947	103,364	22,394	29,894
(209,765)	(635,877)	(814,924)	(528,689)	–	–
3,392,576	3,470,385	3,151,919	3,045,003	255,029	232,635

(1)	For the year ended May 31, 2018, total distributions for the Stone Harbor Investment Grade Fund consisted of Net Investment Income of $(223,170), and Net Realized Gains of $(109,833). For the year ended May 31, 2018, total distributions for the Stone Harbor Strategic Income Fund consisted of Net Investment Income of $(1,201,893), and Net Realized Gains of $-. For the year ended May 31, 2018, total distributions for the Stone Harbor Emerging Markets Debt Allocation Fund consisted of Net Investment Income of $(986,095), and Net Realized Gains of $-. For the year ended May 31, 2018, total distributions for the Stone Harbor 500 Plus Fund consisted of Net Investment Income of $(32,542), and Net Realized Gains of $(282,502).
(2)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $– for the Stone Harbor Investment Grade Fund.
(3)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $98,644 for the Stone Harbor Strategic Income Fund.
(4)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $242,872 for the Stone Harbor Emerging Markets Debt Allocation Fund.
(5)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $22,576 for the Stone Harbor 500 Plus Fund.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	71

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of year	$9.99		$10.60		$10.07	$10.47	$11.11
Income/(loss) from investment operations:
Net investment income(1)	0.56		0.58		0.56	0.77	0.59
Net realized and unrealized gain/(loss) on investments	(0.21)		(0.56)		0.59	(0.43)	(0.70)
Total income/(loss) from investment operations	0.35		0.02		1.15	0.34	(0.11)

Less distributions to shareholders:
From net investment income	(0.61)		(0.63)		(0.62)	(0.74)	(0.53)
Total distributions	(0.61)		(0.63)		(0.62)	(0.74)	(0.53)
Net Increase/(Decrease) in Net Asset Value	(0.26)		(0.61)		0.53	(0.40)	(0.64)
Net asset value - end of year	$9.73		$9.99		$10.60	$10.07	$10.47

Total Return	3.82%		0.08%		11.70%	3.70%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,213		$1,207		$1,442	$1,573	$1,936
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.71%		0.71%		0.69%	0.68%	0.68%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.71	%(2)	0.71	%(2)	0.69%	0.68%	0.68%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.81%		5.53%		5.37%	7.73%	5.54%
Portfolio turnover rate	104%		108%		114%	90%	75%

(1)	Calculated using average shares throughout the period.
(2)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of year	$7.91		$8.31		$7.91	$8.68	$9.63
Income/(loss) from investment operations:
Net investment income(1)	0.43		0.43		0.46	0.49	0.54
Net realized and unrealized gain/(loss) on investments	(0.02)		(0.36)		0.39	(0.77)	(0.58)
Total income/(loss) from investment operations	0.41		0.07		0.85	(0.28)	(0.04)

Less distributions to shareholders:
From net investment income	(0.44)		(0.47)		(0.45)	(0.49)	(0.60)
From net realized gains	–		–		–	–	(0.31)
Total distributions	(0.44)		(0.47)		(0.45)	(0.49)	(0.91)
Net Increase/(Decrease) in Net Asset Value	(0.03)		(0.40)		0.40	(0.77)	(0.95)
Net asset value - end of year	$7.88		$7.91		$8.31	$7.91	$8.68

Total Return(2)	5.36%		0.87%		10.97%	(3.03)%	(0.27)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$89		$103		$160	$251	$290
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.84%		0.77%		0.67%	0.64%	0.62	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.66	%(4)	0.66	%(4)	0.65%	0.64%	0.60	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.51%		5.25%		5.63%	6.06%	5.98%
Portfolio turnover rate	54%		58%		70%	48%	52%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.

(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	73

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of year	$8.64		$8.76		$7.78	$8.38	$9.96
Loss from investment operations:
Net investment income(1)	0.51		0.56		0.56	0.50	0.52
Net realized and unrealized gain/(loss) on investments	(0.74)		(0.59)		0.42	(1.10)	(1.98)
Total income/(loss) from investment operations	(0.23)		(0.03)		0.98	(0.60)	(1.46)

Less distributions to shareholders:
From net investment income	(0.11)		(0.09)		–	–	(0.12)
Total distributions	(0.11)		(0.09)		–	–	(0.12)
Net Increase/(Decrease) in Net Asset Value	(0.34)		(0.12)		0.98	(0.60)	(1.58)
Net asset value - end of year	$8.30		$8.64		$8.76	$7.78	$8.38

Total Return	(2.60)%		(0.33)%		12.60%	(7.16)%	(14.70)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$720		$1,048		$991	$927	$1,563
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.90%		0.90%		0.89%	0.88%	0.87%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.90	%(2)	0.90	%(2)	0.89%	0.88%	0.87%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	6.28%		6.13%		6.76%	6.49%	5.62%
Portfolio turnover rate	101%		119%		125%	166%	145%

(1)	Calculated using average shares throughout the period.

(2)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

74	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of year	$8.80		$9.14		$8.82	$9.11	$9.23
Income from investment operations:
Net investment income(1)	0.45		0.44		0.41	0.43	0.41
Net realized and unrealized gain/(loss) on investments	0.03		(0.36)		0.32	(0.27)	(0.08)
Total income from investment operations	0.48		0.08		0.73	0.16	0.33

Less distributions to shareholders:
From net investment income	(0.46)		(0.42)		(0.41)	(0.45)	(0.45)
Total distributions	(0.46)		(0.42)		(0.41)	(0.45)	(0.45)
Net Increase/(Decrease) in Net Asset Value	0.02		(0.34)		0.32	(0.29)	(0.12)
Net asset value - end of year	$8.82		$8.80		$9.14	$8.82	$9.11

Total Return(2)	5.71%		0.80%		8.43%	1.92%	3.64%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13		$12		$13	$17	$24
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	2.15%		2.19%		1.91%	1.37%	1.40%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(3)	1.01	%(3)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.21%		4.76%		4.49%	4.93%	4.52%
Portfolio turnover rate	63%		115%		72%	127%	62%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	75

Stone Harbor Investment Grade Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of year	$10.01		$10.38		$10.40	$10.36	$10.38
Income/(loss) from investment operations:
Net investment income(1)	0.21		0.20		0.18	0.16	0.13
Net realized and unrealized gain/(loss) on investments	0.34		(0.28)		0.03	0.12	0.07
Total income/(loss) from investment operations	0.55		(0.08)		0.21	0.28	0.20

Less distributions to shareholders:
From net investment income	(0.21)		(0.20)		(0.19)	(0.15)	(0.14)
From net realized gains	–		(0.09)		(0.04)	(0.09)	(0.08)
Total distributions	(0.21)		(0.29)		(0.23)	(0.24)	(0.22)
Net Increase/(Decrease) in Net Asset Value	0.34		(0.37)		(0.02)	0.04	(0.02)
Net asset value - end of year	$10.35		$10.01		$10.38	$10.40	$10.36

Total Return(2)	5.59%		(0.81)%		2.07%	2.71%	1.94%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11		$11		$15	$16	$10
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	2.02%		1.79%		1.32%	1.40%	2.07%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(3)	0.51	%(3)	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.10%		1.91%		1.72%	1.57%	1.26%
Portfolio turnover rate	49%		42%		49%	52%	51%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

76	www.shiplp.com

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015
Net asset value - beginning of year	$9.64		$9.90		$9.57		$10.05		$10.44
Income from investment operations:
Net investment income(1)	0.37		0.40		0.38		0.43		0.49
Net realized and unrealized gain/(loss) on investments	(0.04)		(0.34)		0.31		(0.43)		(0.37)
Total income from investment operations	0.33		0.06		0.69		–		0.12

Less distributions to shareholders:
From net investment income	(0.39)		(0.32)		(0.36)		(0.35)		(0.48)
From net realized gains	–		–		–		(0.13)		(0.03)
Total distributions	(0.39)		(0.32)		(0.36)		(0.48)		(0.51)
Net Increase/(Decrease) in Net Asset Value	(0.06)		(0.26)		0.33		(0.48)		(0.39)
Net asset value - end of year	$9.58		$9.64		$9.90		$9.57		$10.05

Total Return(2)	3.58%		0.60%		7.34%		0.19%		1.15%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32		$33		$37		$36		$34
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.09	%(3)	1.01	%(3)	0.94	%(3)	0.96	%(3)	1.06	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.06	%(3)	0.07	%(3)	0.11	%(3)	0.12	%(3)	0.11	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	3.94	%(3)	4.03	%(3)	3.89	%(3)	4.46	%(3)	4.88	%(3)
Portfolio turnover rate	8%		29%		20%		26%		8%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	77

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period October 21, 2014 (Commencement of Operations) to May 31, 2015
Net asset value - beginning of period	$9.25		$9.55		$8.90		$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.33		0.31		0.25		0.32		0.23
Net realized and unrealized gain/(loss) on investments	(0.33)		(0.28)		0.74		(0.52)		(0.70)
Total income/(loss) from investment operations	–		0.03		0.99		(0.20)		(0.47)

Less distributions to shareholders:
From net investment income	(0.30)		(0.33)		(0.34)		(0.26)		(0.17)
Total distributions	(0.30)		(0.33)		(0.34)		(0.26)		(0.17)
Net Increase/(Decrease) in Net Asset Value	(0.30)		(0.30)		0.65		(0.46)		(0.64)
Net asset value - end of period	$8.95		$9.25		$9.55		$8.90		$9.36

Total Return(2)(3)	0.20%		0.21%		11.51%		(1.96%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$28		$28		$28		$67		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.21	%(4)	1.19	%(4)	0.98	%(4)	0.87	%(4)	0.97	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.05	%(4)	0.05	%(4)	0.05	%(4)	0.06	%(4)	0.10	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.70	%(4)	3.21	%(4)	2.72	%(4)	3.72	%(4)	3.68	%(4)(5)
Portfolio turnover rate	38%		33%		24%		70%		11%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Ratio does not include expenses of the mutual funds held in the investment portfolio.
(5)	Annualized.

See Notes to Financial Statements.

78	www.shiplp.com

Stone Harbor 500 Plus Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Period January 20, 2017 (Commencement of Operations) to May 31, 2017
Net asset value - beginning of period	$10.67		$10.71		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.31		0.23		0.06
Net realized and unrealized gain on investments	0.01		1.28		0.71
Total income from investment operations	0.32		1.51		0.77

Less distributions to common shareholders:
From net investment income	(0.28)		(0.16)		(0.06)
From net realized gains	(0.57)		(1.39)		–
Total distributions	(0.85)		(1.55)		(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.53)		(0.04)		0.71
Net asset value - end of period	$10.14		$10.67		$10.71

Total Return(2)(3)	4.18%		14.32%		7.71%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3		$2		$2
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	5.86%		7.57%		12.71	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.61	%(6)	0.61	%(6)	0.60	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	2.93%		2.10%		1.70	%(4)
Portfolio turnover rate	73%		60%		20%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(4)	Annualized.
(5)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(6)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2019	79

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

1.  ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund seeks to exceed the total return of the S&P 500 Index by investing its net assets (plus any borrowings made for investment purposes), under normal market conditions, primarily in S&P 500 Index derivatives and various types of fixed income instruments. The Fund typically will seek to gain long exposure to the S&P 500 Index through the use of S&P 500 Index derivatives in an amount, under normal market circumstances, approximately equal to the Fund’s net assets in an attempt to equal or exceed, net of expenses, the daily performance of the S&P 500 Index. However, since S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly; the remainder of the Fund’s assets may be invested in fixed income instruments. The fixed income instruments will normally be actively managed with a view toward enhancing the Fund’s total return, subject to overall portfolio duration which is typically not expected to exceed two years. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2.  SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Forward foreign currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of May 31, 2019:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$777,269,169	$–	$777,269,169
Corporate Bonds
Indonesia	–	27,663,234	48	27,663,282
Other	–	307,724,285	–	307,724,285
Credit Linked Notes
Egypt	–	12,931,308	–	12,931,308
Iraq	–	–	5,326,679	5,326,679
U.S. Treasury Bonds/Notes	–	9,772,424	–	9,772,424
Short Term Investments	77,322,067	–	–	77,322,067
Total	$77,322,067	$1,135,360,420	$5,326,727	$1,218,009,214

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$772,364	$–	$772,364
Credit Default Swap Contracts	–	37,860	–	37,860
Liabilities
Forward Foreign Currency Contracts	–	(163,496)	–	(163,496)
Credit Default Swap Contracts	–	(2,058,717)	–	(2,058,717)
Total	$–	$(1,411,989)	$–	$(1,411,989)

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$78,630,084	$–	$78,630,084
Bank Loans	–	5,992,140	–	5,992,140
Common/Preferred Stocks	260	–	–	260
Warrants	60	–	33	93
Short Term Investments	3,744,483	–	–	3,744,483
Total	$3,744,803	$84,622,224	$33	$88,367,060

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$575,346,660	$–	$575,346,660
Corporate Bonds	–	41,932,413	–	41,932,413
Short Term Investments
Foreign Treasury Bills	–	10,891,936	–	10,891,936
Money Market Fund	2,314,104	–	–	2,314,104
Total	$2,314,104	$628,171,009	$–	$630,485,113

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,253,027	$–	$2,253,027
Interest Rate Swap Contracts	–	35,413	–	35,413
Credit Default Swap Contracts	–	61,998	–	61,998
Liabilities
Forward Foreign Currency Contracts	–	(1,349,718)	–	(1,349,718)
Total	$–	$1,000,720	$–	$1,000,720

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$261,314	$–	$261,314
Corporate Bonds	–	12,341,655	–	12,341,655
Short Term Investments	325,095	–	–	325,095
Total	$325,095	$12,602,969	$–	$12,928,064

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,383,621	$–	$1,383,621
Corporate Bonds	–	4,432,681	–	4,432,681
U.S. Treasury Bonds/Notes	–	2,433,971	–	2,433,971
U.S. Government Agency Mortgage Backed Securities	–	2,244,065	–	2,244,065
Short Term Investments	263,833	–	–	263,833
Total	$263,833	$10,494,338	$–	$10,758,171

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$31,921,852	$–	$–	$31,921,852
Short Term Investments	167,217	–	–	167,217
Total	$32,089,069	$–	$–	$32,089,069

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$16,675	$–	$16,675
Futures Contracts	13,894	–	–	13,894
Credit Default Swap Contracts	–	89,384	–	89,384
Liabilities
Forward Foreign Currency Contracts	–	(13,123)	–	(13,123)
Futures Contracts	(144,609)	–	–	(144,609)
Total	$(130,715)	$92,936	$–	$(37,779)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$28,232,435	$–	$–	$28,232,435
Short Term Investments	130,030	–	–	130,030
Total	$28,362,465	$–	$–	$28,362,465

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$2,420,517	$–	$2,420,517
Short Term Investments	138,492	–	–	138,492
Total	$138,492	$2,420,517	$–	$2,559,009

Other Financial Instruments**
Assets
Futures Contracts	$87,276	$–	$–	$87,276
Liabilities
Futures Contracts	(3,039)	–	–	(3,039)
Total	$84,237	$–	$–	$84,237

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of May 31, 2018	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of May 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at May 31, 2019
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$7,809,111	$–	$–	$(1,841)	$(163,269)	$–	$(7,644,001)	$–	$–	$–	$–
Corporate Bond	50	–	–	–	(2)	–	–	–	–	48	(2)
Credit Linked Notes	6,717,433	142,494	–	(24,264)	(639,773)	–	(869,211)	–	–	5,326,679	(639,773)
	$14,526,594	$142,494	$–	$(26,105)	$(803,044)	$–	$(8,513,212)	$–	$–	$5,326,727	$(639,775)

Asset Type	Balance as of May 31, 2018	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of May, 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at May 31, 2019
Stone Harbor High Yield Bond Fund
Warrants	$33	$–	$–	$–	$–	$–	$–	$–	$–	$33	$–
Rights	39,364	–	–	(59,802)	62,830	–	(42,392)	–	–	–	–
Common Stock	306,570	–	–	110,779	(110,779)	–	(306,570)	–	–	–	–
	$345,967	$–	$–	$50,977	$(47,949)	$–	$(348,962)	$–	$–	$33	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the year ended May 31, 2019, the Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2020.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended May 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3.  DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the year ended May 31, 2019 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Futures Contracts: Certain Funds invested in futures contracts during the year ended May 31, 2019 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the year ended May 31, 2019. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the year ended May 31, 2019 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the year ended May 31, 2019. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, credit default swaps, and future contracts on the Statements of Assets and Liabilities as of May 31, 2019:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	$37,860	Unrealized depreciation on credit default swap contracts	$(2,058,717)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	772,364	Unrealized depreciation on forward foreign currency contracts	(163,496)
Total		$810,224		$(2,222,213)
Stone Harbor Local Markets Fund
Interest Rate Risk (Swap Contracts)**	Unrealized appreciation on interest rate swap contracts	$35,413	Unrealized depreciation on interest rate swap contracts	$–
Credit Risk (Swap Contracts)**	Unrealized appreciation on credit default swap contracts	61,998	Unrealized depreciation on credit default swap contracts	–
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	2,253,027	Unrealized depreciation on forward foreign currency contracts	(1,349,718)
Total		$2,350,438		$(1,349,718)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)**	Unrealized appreciation on credit default swap contracts	$89,384	Unrealized depreciation on credit default swap contracts	$–
Interest Rate Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	13,894	Unrealized depreciation on futures contracts	(144,609)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	14,753	Unrealized depreciation on forward foreign currency contracts	(11,202)
Total		$118,031		$(155,811)
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	–	Unrealized depreciation on futures contracts	(3,039)
Equity Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	87,276	Unrealized depreciation on futures contracts	–
Total		$87,276		$(3,039)

*	The value presented includes unrealized appreciation/(depreciation) on over the counter swap contracts and the cumulative gain/(loss) on centrally cleared swap contracts. For centrally cleared swap contracts, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of May 31, 2019.
**	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is the unsettled variation margin receivable/(payable) as of May 31, 2019.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The forward foreign currency contracts, credit default swaps contracts, interest rate swaps contracts, cross currency swap contracts, and future contracts average volume during the year ended May 31, 2019 is noted below:

Fund	Forward Foreign Currency Contracts*	Credit Default Swap Contracts**	Interest Rate Swap Contracts**	Cross Currency Swap Contracts**	Futures Contracts**
Stone Harbor Emerging Markets Debt Fund	$(138,073,124)	$(21,685,000)	$–	$–	$–
Stone Harbor Local Markets Fund	70,280,844	647,833	84,696,000	172,919,494	–
Stone Harbor Strategic Income Fund	308,856	5,572,360	–	–	(1,663,679)
Stone Harbor Emerging Markets Debt Allocation Fund	78,224	–	–	–	–
Stone Harbor 500 Plus Fund	–	–	–	–	2,169,990

*	Represents the average foreign currency amount translated into US dollars (bought) or sold
**	Represents the average notional value

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The effect of forward foreign currency contracts, credit default swaps, Interest rate swaps, and futures contracts on the Statements of Operations for the year ended May 31, 2019:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$662,010	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$(849,450)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	12,085,663	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(2,373,694)
Total		$12,747,673		$(3,223,144)
Stone Harbor Local Markets Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$232,764	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$61,998
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts	16,753	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	78,274
Currency Risk (Swap Contracts)	Net realized gain/(loss) on cross currency swap contracts	385,099	Change in unrealized appreciation/(depreciation) on cross currency swap contracts	632,487
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(16,984,284)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	5,640,727
Total		$(16,349,668)		$6,413,486
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$(219,940)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$79,270
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	162,039	Change in unrealized appreciation/(depreciation) on futures contracts	(288,539)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	56,129	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(1,697)
Total		$(1,772)		$(210,966)

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(5,005)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,006
Total		$(5,005)		$2,006
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	$(499,805)	Change in unrealized appreciation/(depreciation) on futures contracts	$(1,997)
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	414,436	Change in unrealized appreciation/(depreciation) on futures contracts	110,561
Total		$(85,369)		$108,564

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2019.

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Offsetting of Derivatives Assets
May 31, 2019
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$772,364	$–	$772,364	$(163,496)	$(608,868)	$–
Credit default swap contracts	34,510	–	34,510	–	–	34,510
Total	$806,874	$–	$806,874	$(163,496)	$(608,868)	$34,510
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$2,253,027	$–	$2,253,027	$(1,349,718)	$(120,000)	$783,309
Total	$2,253,027	$–	$2,253,027	$(1,349,718)	$(120,000)	$783,309
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$14,753	$–	$14,753	$(8,066)	$–	$6,687
Total	$14,753	$–	$14,753	$(8,066)	$–	$6,687

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$163,496	$–	$163,496	$(163,496)	$–	$–
Credit default swap contracts	2,058,717	–	2,058,717	–	(2,058,717)	–
Total	$2,222,213	$–	$2,222,213	$(163,496)	$(2,058,717)	$–
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$1,349,718	$–	$1,349,718	$(1,349,718)	$–	$–
Total	$1,349,718	$–	$1,349,718	$(1,349,718)	$–	$–
Stone Harbor Strategic Income
Fund
Forward foreign currency contracts	$11,202	$–	$11,202	$(8,066)	$–	$3,136
Total	$11,202	$–	$11,202	$(8,066)	$–	$3,136

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

4.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the periods ended May 31, here as follow:

Stone Harbor Emerging Markets Debt Fund	2019	2018
Ordinary Income	$74,824,068	$73,101,269
Total	$74,824,068	$73,101,269

Stone Harbor High Yield Bond Fund	2019	2018
Ordinary Income	$5,017,676	$7,200,890
Total	$5,017,676	$7,200,890

Stone Harbor Local Markets Fund	2019	2018
Ordinary Income	$13,888,739	$12,203,950
Total	$13,888,739	$12,203,950

Stone Harbor Emerging Markets Corporate Debt Fund	2019	2018
Ordinary Income	$701,876	$565,286
Total	$701,876	$565,286

Stone Harbor Investment Grade Fund	2019	2018
Ordinary Income	$216,889	$277,142
Long-Term Capital Gain	–	55,861
Total	$216,889	$333,003

Stone Harbor Strategic Income Fund	2019	2018
Ordinary Income	$1,302,137	$1,201,893
Total	$1,302,137	$1,201,893

Stone Harbor Emerging Markets Debt Allocation Fund	2019	2018
Ordinary Income	$1,009,955	$986,095
Total	$1,009,955	$986,095

Stone Harbor 500 Plus Fund	2019	2018
Ordinary Income	$118,644	$144,565
Long-Term Capital Gain	79,096	170,479
Total	$197,740	$315,044

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Accumulated Capital Loss	(207,763,638)
Unrealized Depreciation	(15,716,282)
Cumulative Effect of Other Timing Difference*	(2,932,449)
Total	$(226,412,369)

Stone Harbor Investment Funds Annual Report | May 31, 2019	97

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$68,714
Accumulated Capital Loss	(23,989,272)
Unrealized Depreciation	(932,152)
Total	$(24,852,710)

Stone Harbor Local Markets Fund
Accumulated Capital Loss	(189,561,310)
Unrealized Depreciation	(82,616,821)
Cumulative Effect of Other Timing Difference*	(58,231,013)
Total	$(330,409,144)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$7,295
Accumulated Capital Loss	(4,905,754)
Unrealized Appreciation	66,197
Total	$(4,832,262)

Stone Harbor Investment Grade Fund
Undistributed Ordinary Income	$8,982
Accumulated Capital Loss	(17,871)
Unrealized Appreciation	154,252
Total	$145,363

Stone Harbor Strategic Income Fund
Accumulated Capital Loss	(514,953)
Unrealized Depreciation	(1,464,188)
Cumulative Effect of Other Timing Difference*	(244)
Total	$(1,979,385)

Stone Harbor Emerging Markets Debt Allocation Fund
Undistributed Ordinary Income	$310,299
Accumulated Capital Loss	(8,072,707)
Unrealized Appreciation	1,475,491
Total	$(6,286,917)

Stone Harbor 500 Plus Fund
Undistributed Ordinary Income	$33,742
Accumulated Capital Gain	828
Unrealized Appreciation	9,743
Total	$44,313

*	Other temporary differences due to timing and defaulted securities.

The tax components of distributable earnings are determined with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2019, certain differences were reclassified. These differences were primarily attributed to book to tax distribution differences.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The reclassifications were as follows:

Fund	Paid-in Capital	Distributable Earnings
Stone Harbor Emerging Markets Debt Fund	$(845,742)	$845,742
Stone Harbor High Yield Bond Fund	–	–
Stone Harbor Local Markets Fund	–	–
Stone Harbor Emerging Markets Corporate Debt Fund	–	–
Stone Harbor Investment Grade Fund	(1)	1
Stone Harbor Strategic Income Fund	–	–
Stone Harbor Emerging Markets Debt Allocation Fund	–	–
Stone Harbor 500 Plus Fund	–	–

Capital Losses: As of May 31, 2019 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$86,412,817	$86,616,304
Stone Harbor High Yield Bond Fund	929,064	22,727,585
Stone Harbor Local Markets Fund	116,218,987	62,219,035
Stone Harbor Emerging Markets Corporate Debt Fund	2,100,489	2,662,449
Stone Harbor Strategic Income Fund	43,809	284,841
Stone Harbor Emerging Markets Debt Allocation Fund	780,202	6,916,957

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The following Funds elect to defer to the year ending May 31, 2020 the following capital losses recognized during the period November 1, 2018 through May 31, 2019:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$34,734,517
Stone Harbor High Yield Bond Fund	332,623
Stone Harbor Local Markets Fund	11,123,288
Stone Harbor Emerging Markets Corporate Debt Fund	142,816
Stone Harbor Investment Grade Fund	17,871
Stone Harbor Strategic Income Fund	186,303
Stone Harbor Emerging Markets Debt Allocation Fund	375,548

The following Funds elect to defer to the period ending May 31, 2020, late year ordinary losses in the amount of:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$79,442
Stone Harbor Local Markets Fund	58,231,013
Stone Harbor Strategic Income Fund	244

Stone Harbor Investment Funds Annual Report | May 31, 2019	99

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Unrealized Appreciation and Depreciation on Investments: At May 31, 2019 the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$35,251,876
Gross depreciation on investments (excess of tax cost over value)	(50,947,129)
Net depreciation of foreign currency	(21,029)
Net unrealized depreciation	$(15,716,282)
Cost of investments for income tax purposes	$1,233,624,075

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$1,942,681
Gross depreciation on investments (excess of tax cost over value)	(2,874,833)
Net unrealized depreciation	$(932,152)
Cost of investments for income tax purposes	$89,299,212

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(82,139,367)
Net depreciation of foreign currency	(477,454)
Net unrealized depreciation	$(82,616,821)
Cost of investments for income tax purposes	$706,256,599

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$328,654
Gross depreciation on investments (excess of tax cost over value)	(262,457)
Net unrealized appreciation	$66,197
Cost of investments for income tax purposes	$12,861,867

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$209,833
Gross depreciation on investments (excess of tax cost over value)	(55,582)
Net appreciation of foreign currency	1
Net unrealized appreciation	$154,252
Cost of investments for income tax purposes	$10,603,920

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(1,463,316)
Net depreciation of foreign currency	(872)
Net unrealized depreciation	$(1,464,188)
Cost of investments for income tax purposes	$33,555,078

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$1,476,684
Gross depreciation on investments (excess of tax cost over value)	(1,193)
Net unrealized appreciation	$1,475,491
Cost of investments for income tax purposes	$26,886,974

Stone Harbor 500 Plus Fund
Gross appreciation on investments (excess of value over tax cost)	$18,155
Gross depreciation on investments (excess of tax cost over value)	(8,412)
Net unrealized appreciation	$9,743
Cost of investments for income tax purposes	$2,549,266

5.  ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, 0.70%, and 0.45% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, Stone Harbor Investment Grade Fund Institutional Class, and Stone Harbor 500 Plus Fund Institutional Class will not exceed 0.75%, 0.65% 1.00%, 1.00%, 0.50%, and 0.60% respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses of Stone Harbor-advised funds but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2020 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, fees and expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2019, deferred fees and expenses eligible to be recovered will expire as follows:

	2020	2021	2022	Total
Stone Harbor High Yield Bond Fund	$36,364	$139,187	$168,393	$343,944
Stone Harbor Emerging Markets Corporate Debt Fund	136,853	141,504	150,050	428,407
Stone Harbor Investment Grade Fund	133,267	156,452	157,767	447,486
Stone Harbor Strategic Income Fund	316,580	345,886	331,575	994,041
Stone Harbor Emerging Markets Debt Allocation Fund	475,248	336,034	339,291	1,150,573
Stone Harbor 500 Plus Fund	88,145	164,536	135,223	387,904

Stone Harbor Investment Funds Annual Report | May 31, 2019	101

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

6.  INVESTMENTS

For the year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$1,200,845,855	$1,165,391,425
Stone Harbor High Yield Bond Fund	47,378,299	61,106,701
Stone Harbor Local Markets Fund	873,882,661	1,021,978,055
Stone Harbor Emerging Markets Corporate Debt Fund	9,193,677	7,888,972
Stone Harbor Investment Grade Fund	3,667,655	3,778,879
Stone Harbor Strategic Income Fund	2,426,145	2,922,357
Stone Harbor Emerging Markets Debt Allocation Fund	12,196,627	10,959,217
Stone Harbor 500 Plus Fund	1,866,081	1,612,794

For the year ended May 31, 2019 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$315,212	$570,847

7.  AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended May 31, 2019 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance as of May 31, 2018	Purchases	Sales	Share Balance as of May 31, 2019	Market Value as of May 31, 2019	Dividend Income	Change in Unrealized Gain/(Loss)	Realized Gain/Loss
Stone Harbor Emerging Markets Corporate Debt Fund	93,806	106,765	(10,731)	189,840	$1,674,387	$85,251	$22,933	$(3,673)
Stone Harbor Emerging Markets Debt Fund	663,055	58,433	(41,019)	680,469	6,620,965	402,420	(126,909)	(36,264)
Stone Harbor High Yield Bond Fund	1,360,171	68,934	(191,749)	1,237,356	9,750,365	530,670	255,891	(276,934)
Stone Harbor Investment Grade Fund	1,086,575	21,675	(71,093)	1,037,157	10,734,575	216,657	371,738	(24,444)
Stone Harbor Local Markets Fund	380,064	22,917	(24,480)	378,501	3,141,560	41,066	(117,729)	(15,267)
	3,583,671	278,724	(339,072)	3,523,323	$31,921,852	$1,276,064	$405,924	$(356,582)

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance as of May 31, 2018	Purchases	Sales	Share Balance as of May 31, 2019	Market Value as of May 31, 2019	Dividend Income	Change in Unrealized Gain/(Loss)	Realized Gain/Loss
Stone Harbor Emerging Markets Debt Fund	1,375,270	649,078	(581,130)	1,443,218	$14,042,515	$895,267	$(49,023)	$(334,616)
Stone Harbor Local Markets Fund	1,648,261	717,746	(656,378)	1,709,629	14,189,920	201,562	(406,177)	(195,080)
	3,023,531	1,366,824	(1,237,508)	3,152,847	$28,232,435	$1,096,829	$(455,200)	$(529,696)

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2019

The High Yield Fund engaged in cross trades with an affiliate during the year ended May 31, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the High Yield Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Funds involved. During the year ended May 31, 2019, the High Yield Fund purchased securities from another fund for which the Adviser is the investment adviser in the amount of $40,660.

8.  SHARES OF BENEFICIAL INTEREST

At May 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9.  BENEFICIAL OWNERSHIP

As of May 31, 2019 IMF Retired Staff Benefits owned beneficially 47.01% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 56.57% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.89% of the Stone Harbor Investment Grade Fund’s outstanding shares, an individual shareholder owned 72.44% of the Stone Harbor Strategic Income Fund’s outstanding shares, two individual shareholders held 28.61% and 32.56% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares, and an individual shareholder owned beneficially 99.51% of the Stone Harbor 500 Plus Fund’s outstanding shares. An individual shareholder owned beneficially 27.20% of the Stone Harbor Local Markets Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

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Stone Harbor Investment Funds	Additional Information

May 31, 2019 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2019. The Funds designate the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
Dividends Received Deduction Percentage	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Dividend Income Percentage	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stone Harbor 500 Plus Fund designated $79,096, as long term capital gain dividends.

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Stone Harbor Investment Funds	Additional Information

May 31, 2019 (Unaudited)

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
ICE BofAML US High Yield Constrained Index	The ICE BofAML US High Yield Constrained Index contains all securities in ICE BofAML US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI EM Global Diversified Index	The JPMorgan GBI EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
S&P 500 Index	The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad– Based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

CMBS – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure.

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Stone Harbor Investment Funds	Additional Information

May 31, 2019 (Unaudited)

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value – The face value of a bond.

Purchasing Managers’ Index – a measure of the prevailing direction of economic trends in manufacturing.

RMBS – Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

S&P Futures – S&P 500 futures are a type of capital asset contract that provides a buyer the right to a predetermined selection of stocks and on a predetermined future date listed on the S&P 500 stock market index.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve- Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Yield-To-Maturity – The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

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Board Approval of
Stone Harbor Investment Funds	Investment Advisory Agreement

May 31, 2019 (Unaudited)

The investment advisory agreements (each an “Agreement” and, together, the “Agreements”) for each of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund, and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the applicable Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Funds (the “Independent Trustees”). Each Agreement is terminable with respect to a Fund by Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the applicable Fund, without penalty, by not less than 60 days’ prior written notice. Each Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Funds’ respective portfolio managers, and regularly reviews detailed information regarding the investment program and performance of each Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 24, 2019 to review the Agreements for each Fund and to determine whether to approve the continuation of the Agreements for an additional one-year period. In addition, the Independent Trustees spoke separately with their counsel at a telephonic meeting on April 16, 2019 to discuss these matters formally and also exchanged other informal communications with their counsel. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information provided in response to a request for information from the Independent Trustees’ independent legal counsel, including information provided in response to supplemental requests; (ii) information about the Adviser, including the Adviser’s financial results and financial condition, and services provided by the Adviser; (iii) information on each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff; (iv) information on each Fund’s investment performance and the performance of a group of comparable funds prepared by a third party; (v) information on each Fund’s advisory fees and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and other funds where the Adviser serves as sub-adviser, comparisons of the Funds’ fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; (vi) information about the profitability of each Agreement to the Adviser; (vii) information regarding arrangements in respect of the distribution of the Funds’ shares; (viii) information regarding the allocation of the Funds’ brokerage; and (ix) information regarding the Adviser’s program for assuring the Funds’ and their service providers’ compliance with applicable laws. The Independent Trustees were afforded the opportunity to, and did, ask questions and request additional information. In addition, the Independent Trustees were assisted by independent legal counsel throughout the process.

In considering whether to approve the continuation of each Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds. In this regard, the Trustees took into account the experience of each Fund’s portfolio management team (as well as changes to those teams) and of the Adviser’s senior management, and the time and attention they devote to the Funds. The Trustees also considered each Fund’s record of compliance with its investment restrictions and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser provided to the Funds, including resources designed to ensure compliance with the investment objectives, policies and restrictions of each Fund. Based on these considerations, the Trustees concluded that the Funds would continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations, and resources.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for each Fund, including information prepared by a third party, for various time periods since each Fund’s inception. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds and benchmark selected by a third party. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted that: (1) although Stone Harbor Emerging Markets Corporate Debt Fund's performance lagged the third party benchmark and peer group average for the three-year period, the Fund's performance exceeded the third party benchmark and peer group average for all remaining relevant periods; (2) Stone Harbor Emerging Markets Debt Fund’s performance was approximately equal to the third party benchmark and exceeded the peer group average for the three-year period and the Fund’s performance exceeded that of the third party benchmark and peer group average for all remaining relevant time periods; (3) although Stone Harbor High Yield Bond Fund’s performance lagged the performance of the third party benchmark and peer group for the three-year period, five-year period, and ten-year period, the Fund exceeded the third party benchmark and peer group average for the one-year period; (4) Stone Harbor Investment Grade Fund’s performance lagged the performance of the third party benchmark and peer group average for all relevant time periods; (5) Stone Harbor Local Markets Fund’s performance lagged the performance of the third party benchmark and peer group average for all relevant time periods; (6) although Stone Harbor Strategic Income Fund’s performance lagged the performance of the third party benchmark and peer group average for the one-year period and three-year period, the Fund’s performance exceeded the performance of the peer group average and the third party benchmark for the five-year period; (7) Stone Harbor Emerging Markets Debt Allocation Fund’s performance lagged the performance of the third party benchmark and peer group average for the one-year period and three-year period; and (8) Stone Harbor 500 Plus Fund’s performance exceeded the performance of the third party benchmark and peer group average for the one-year period. With respect to Funds whose performance lagged the third party benchmark or peer group average, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector or country allocation) by the Adviser that were consistent with the Fund’s investment objective and strategies, (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement when compared to relevant performance benchmarks and categories, (3) any performance issues were attributable in part to market or economic conditions, or (4) that the Fund’s long-term performance was strong when compared to relevant performance benchmarks and/or peer groups. In addition, in cases where a Fund had extended underperformance, the Trustees had further discussions with senior management of the Adviser to consider the factors that contributed to underperformance and the Adviser discussed the steps that it had taken to improve performance and its plans to monitor performance going forward. The Trustees also took into account recent portfolio management changes at Stone Harbor. With respect to Stone Harbor Emerging Markets Debt Blend Fund, the Trustees noted that the Fund was not yet operational and therefore no performance information had been provided for the Fund.

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Board Approval of
Stone Harbor Investment Funds	Investment Advisory Agreement

May 31, 2019 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that these factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that each of the Funds is subject to expense caps (although the total expense ratios for certain Funds are below the cap), and each of the Fund’s advisory fee and total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds. The Trustees noted that each of the Fund's total expenses (after application of the expense caps and waivers) was at or below the median total expenses of the comparable funds selected by the third party, other than the Stone Harbor Emerging Markets Corporate Debt Fund, whose total expenses were higher than the median. With respect to the Stone Harbor Emerging Markets Corporate Debt Fund, the Trustees noted that the Fund’s advisory fee was at the median advisory fee of the comparable funds (after application of the expense caps and waivers). The Adviser also provided information about the costs to it of providing services to the Funds, including information about how such costs are determined for each Fund, and information about its profitability with respect to its management of each of the Funds, as well as information about, as applicable, the advisory fees it charges with respect to other funds, institutional separate accounts and sub-advised funds with similar strategies, and information about differences in such fees and the reasons for such differences. In this regard, the Trustees noted that the effective management fee rates received by the Adviser from certain Funds (after application of expense caps and waivers) are generally comparable to the fees charged to similarly managed institutional accounts. They also noted that the Funds were offered primarily to institutional investors, many of whom were focused on the Funds’ fees and expenses. With respect to funds for which the Adviser serves as sub-adviser, the Trustees took into account the additional and different services provided as an adviser and the additional risks faced as an adviser of a fund compared to serving as a sub-adviser of a fund. In this regard, the Trustees took into account that fees charged by the Adviser for advisory services may be different than fees charged by the Adviser for sub-advisory services. The Trustees also considered the demands and complexity of the investment management of the Funds as compared to the complexity of managing (or sub-advising) other funds and separate accounts. The Trustees also considered the Adviser’s description of how profitability is determined and the reasons for differences in profitability between Funds and from year to year.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the advisory fees for each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Funds supported the renewal of the Agreements.

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Board Approval of
Stone Harbor Investment Funds	Investment Advisory Agreement

May 31, 2019 (Unaudited)

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Funds grow and whether those economies would be shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered the investments in personnel, cyber security, liquidity management, and technology, which the Adviser had made over the years, and the extent to which those investments could benefit the Funds. The Trustees noted that the Funds are relatively small when compared to certain of the Adviser’s institutional accounts and therefore are able to take advantage of resources that the Adviser devotes to institutional accounts. The Trustees noted that the Funds’ expenses are capped, and that the Adviser proposed to maintain the Funds’ fee waiver/expense reimbursement arrangements at current levels until September 30, 2020. They also noted that some of the Funds had expense ratios that were below the cap. The Trustees also considered whether breakpoints in the investment advisory fees would be appropriate and, after discussion, decided not to propose the implementation of breakpoints at this time but indicated that the implementation of breakpoints might be considered in the future.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the extent to which economies of scale would be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreements for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor 500 Plus Fund should be continued through June 20, 2020.

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Stone Harbor Investment Funds	Trustees & Officers

May 31, 2019 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of the Audit Committee; Trustee	Since 2007	Columbia University - Associate Professor, 2000-2017; Consultant, 1991-Present.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (2 funds), UST Global Private Markets, and NB Crossroads Private Markets Fund (3 funds).
Heath B. McLendon 1933	Trustee	Since 2007	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947	Trustee	Since 2007	Retired since 2002; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

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Stone Harbor Investment Funds	Trustees & Officers

May 31, 2019 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Glenn Marchak 1956	Trustee	Since 2015	Consultant and Private Investor.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956	Trustee	Since 2016	Trustee, the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman and Trustee	Since 2012	From April 2006 to December 2018, Portfolio Manager and other senior management positions at Stone Harbor.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Stone Harbor Investment Funds Annual Report | May 31, 2019	111

Stone Harbor Investment Funds	Trustees & Officers

May 31, 2019 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since 2007	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since 2007	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Secretary; Anti-Money Laundering Officer	Since 2007	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	The term “Fund Complex” as used in this table includes each Fund of the Trust, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This material must be accompanied or preceded by a prospectus.

SHF000988 exp. 7/30/2020

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1. hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $ 339,000 and $343,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2019, there were no fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported in paragraph (a) of this Item 4.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $45,760 and $47,120, respectively. The fiscal year 2018 and 2019 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2018 and May 31, 2019, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively. These fees were related to services provided to assist Stone Harbor Investment Funds in Indian tax matters.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended May 31, 2018 and May 31, 2019 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 9, 2019

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 9, 2019